When Recorded, Return to: Greg R. Nielsen, Esq.
                          Snell & Wilmer
                          3100 Valley Bank Center
                          Phoenix, Arizona 85073

        CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 1 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY
INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF
DECEMBER  15,  1986.   THIS   FACILIY LEASE  HAS  BEEN  EXECUTED  IN  SEVERAL
COUNTERPARTS. SEE SECTION 22(e) OF THIS AMENDMENT NO1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

      THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 FACILITY LEASE

                            Dated as of December 15, 1986

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
                        not in its individual capacity ,a
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                              of December 15, 1986,
                           with Chase Manhattan Realty
                              Leasing Corporation,

                                     Lessor

                                      and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

             Sale and Leasebaaack of a 1.700000% Undivided Interest
              in Palo Verde Nuclear Generating Station Unit 1 and
                a 5.666667% Undivided Interest in Certain Common
                                   Facilities
================================================================================
6091 CHASEU1 LEASE 47:1

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SECTION 1         Definitions............................................  1

SECTION 2         Lease of Undivided
                  Interest; Term; Personal
                  Property...............................................  1

           a      Lease of Undivided
                  Interest...............................................  1

           b      Term...................................................  1

           c      Personal Property......................................  2

           d      Description............................................  2

SECTION 3         Rent; Adjustments to
                  Rent...................................................  2

           a      Basic Rent.............................................  2

           b      Supplement Rent........................................  3

           c      Form of Payment........................................  4

           d      Adjustments to Rent....................................  4

           e      Further Adjustments....................................  5

           f      Computation of
                  Adjustments............................................  5

           g      Sufficiency of Basic
                  Rent and Supplemental
                  Rent...................................................  6

SECTION 4         Net Lease..............................................  7


                                     --i--
6091.CHASEU1.LEASE.47:1

                                                                        Page
                                                                        ----

SECTION 5         Return of the Undivided
                  Interest............................................... 9

           a      Return of the Undivided
                  Interest............................................... 9

           b      Disposition Services................................... 11

SECTION 6         Warranty of the Lessor................................. 12

           a      Quiet Enjoyment........................................ 12

           b      Disclaimer of Other
                  Warranties............................................. 12

           c      Enforcement of Certain
                  Warranties............................................. 13

SECTION 7         Liens  ................................................ 13

SECTION 8         Operation and Maintenance;
                  Capital Improvements................................... 14

           a      Operation and
                  Maintenance............................................ 14

           b      Inspection............................................. 15

           c      Capital Improvements................................... 15

           d      Reports................................................ 16

           e      Title to Capital
                  Improvements........................................... 17

           f      Funding of the Cost of
                  Capital Improvements................................... 18


                                     --ii--

6091.CHASEU1.LEASE.47:1

                                                                        Page
                                                                        ----

SECTION 9         Event of Loss; Deemed
                  Loss Event............................................. 20

           a      Damage or Loss......................................... 20

           b      Repair................................................. 21

           c      Payment of Casualty
                  Value.................................................. 21

           d      Payment of Special
                  Casualty Value......................................... 22

           e      Requisition of Use..................................... 23

           f      Termination of
                  Obligation............................................. 23

           g      Application of Payments
                  on an Event of Loss.................................... 24

           h      Application of Payments
                  Not Relating to an Event
                  of Loss................................................ 24

           i      Other Dispositions..................................... 25

           j      Assumption of Notes;
                  Creation of Lien on
                  Undivided Interest .................................... 25

SECTION 10        Insurance.............................................. 25

           a      Required Insurance..................................... 25

           b      Permitted Insurance.................................... 27

SECTION 11        Rights to Assign or
                  Sublease............................................... 27

                                    --iii--
6091.CHASEU1.LEASE.47:1

                                                                        Page
                                                                        ----

           a      Assignment or Sublease
                  by the Lessee.......................................... 27

           b      Assignment by Lessor as
                  Security for Lessor's
                  Obligations............................................ 28

SECTION 12        Lease Renewal.......................................... 28


SECTION 13        Notices for Renewal or
                  Purchase; Purchase
                  Options................................................ 29

           a      Notice, Determination of
                  Values, Appraisal
                  Procedure.............................................. 29

           b      Purchase Option at
                  Expiration of the Lease
                  Term................................................... 29

           c      Special Purchase Event................................. 30


SECTION 14        Termination for
                  Obsolescence........................................... 30

           a      Termination Notice..................................... 30

           b      Right of Lessor to
                  Retain Undivided
                  Interest upon
                  Termination............................................ 31

           c      Events on the
                  Termination Date....................................... 31

           d      Early Termination
                  Notice................................................. 32

                                     --iv--
6091.CHASEU1.LEASE.47:1

                                                                        Page
                                                                        ----
           e      Events on the Early
                  Termination............................................ 32

SECTION 15        Events of Default...................................... 33

SECTION 16        Remedies............................................... 37

           a      Remedies............................................... 37

           b      No Release............................................. 42

           c      Remedies Cumulative.................................... 42

           d      Exercise of Other Rights
                  or Remedies............................................ 43

           e      Special Cure Right of
                  Lessee................................................. 43

SECTION 17        Notices................................................ 44

SECTION 18        Successors and Assigns................................. 45

SECTION 19        Right to Perform for
                  Lessee................................................. 46

SECTION 20        Additional Covenants................................... 46

SECTION 21        Lease of Real Property
                  Interest............................................... 46

SECTION 22        Amendments and
                  Miscellaneous.......................................... 46

           a      Amendments in Writing.................................. 46

           b      Survival............................................... 46

                                     --v--
6091.CHASEU1.LEASE.47:1

                                                                        Page
                                                                        ----

           c      Severability of
                  Provisions............................................. 47

           d      True Lease............................................. 47

           e      Original Lease......................................... 47

           f      Governing Law.......................................... 48

           g      Headings............................................... 48

           h      Concerning the Owner Trustee........................... 48

           i      Disclosure............................................. 49

           j      Counterpart Execution.................................. 49

APPENDIX A Definitions

SCHEDULE 1 Casualty Values

SCHEDULE 2 Special Casualty Values

SCHEDULE 3 Termination Values

SCHEDULE 4 Real Property Interest Description

SCHEDULE 5 Undivided Interest Description


                                     --vi--
6091.CHASEU1.LEASE.47:1

                FACILITY LEASE, dated as of December 15, 1986, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 15, 1986, with Chase Manhattan Realty Leasing Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the
Lessee).


                                   WITNESSETH:


                  WHEREAS, the Lessor owns the undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee desires to lease the undivided Interest and the Real Property Interest from the Lessor on the terms and conditions set forth herein; and

                  WHEREAS, the Lessor is willing to lease the Undivided interest and the Real Property Interest to the Lessee on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A hereto. References in this Facility Lease to sections, paragraphs and clauses are to sections, paragraphs and clauses in this Facility Lease unless otherwise indicated.

                SECTION 2. Lease of Undivided Interest; Term; Personal Property.

                  (a) Lease of Undivided Interest. Upon the terms and subject to the conditions of this Facility Lease, the Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the undivided Interest.

                  (b) Term. The term of this Facility Lease shall begin on December 17, 1986, and shall end on the last day of the Lease Term.



6091.CHASEU1.LEASE.47:1

                (c) Personal Property. It is the express intention of the Lessor and the Lessee that title to the Undivided Interest and every portion thereof be, and hereby is, severed, and shall be and remain severed, from title to the real estate constituting the Real Property Interest and the PVNGS Site. The Lessor and the Lessee intend that the Undivided Interest shall constitute personal property to the maximum extent permitted by Applicable Law.

                  (d)  Description.  The Real Property  Interest is described on schedule 4 hereto. The Undivided Interest is described on Schedule 5 hereto.

                SECTION 3. Rent; Adjustments to Rent.

                  (a) Basic Rent. The Lessee shall pay to the Lessor, as basic rent (herein referred to as Basic Rent) for the Undivided Interest and the Real Property Interest, the following amounts:

                        (i) on January 15, 1987,  an amount equal to  .02583079%
                  of the Facility Cost for each day from, and including, December 17, 1986 to, but excluding, January 15, 1987;

                        (ii) on July 15,  1987 and on each  Basic  Rent  Payment
                  Date thereafter to and including January 15, 2015, an amount equal to 4.649542% of Facility Cost: and

                        (iii) if the Lessee  shall  elect the  Renewal  Term1 on
                  July 15, 2015 and on each Basic Rent Payment flats thereafter during the Renewal Term, an amount equal to one-half of an amount determined by dividing the aggregate amount of all payments of Basic Rent payable with respect to the Basic Lease Term pursuant to clause (ii) of this Section 3(a) (taking into account any adjustments pursuant to sections 3(d) and 3(e)), by 56.

If an interest payment on any Note shall be due on a date other than a Basic Rent Payment Date, the Lessee shall pay additional Basic Rent on such date equal to such interest payment and such payment of additional Basic Rent shall be credited against the Basic Rent due on the Basic Rent Payment Date next succeeding the date that such additional Basic Rent shall have been paid.

6091. CHASEUl. LEASE. 47:1

                  (b) supplemental Rent. The Lessee shall pay the following amounts (herein referred to as supplemental Rent).

                         (i) when due or,  where  no due date is  specified,  on
                demand, any amount (other than Basic Rent, Casualty Value Termination Value and special Casualty Value) which the Lessee assumes the obligation to pay or agrees to pay to the Lessor, the Owner Participant, the indenture Trustee, the Collateral Trust Trustee or any indemnitee under this Facility Lease, any other Transaction Document or the Collateral Trust indenture, any amount which is to be paid under section 6.9, 7.6, or 8.7 of the Indenture and any amount that the Lessee is required to pay, or provide for the payment of, under Section 8.5 of the Indenture;

                       (ii) when due, any amount  payable  hereunder as Casualty
                Value, Termination Value or special Casualty Value, and an amount equal to any premium or prepayment penalty with respect to the Notes;

                       (iii) on demand and in any event on the Basic Rent Payment Date next succeeding the date such amounts shall be due and payable hereunder, to the extent permitted by Applicable Law, interest (computed on the same basis as interest on the Notes is computed) at a rate per annum equal to (A) the Overdue interest Rate, on that portion of the payment of Basic Rent or Supplemental Rent distributable pursuant to clause "first" of
                Section 5.1 or clause "second" of Section 5.3 of the Indenture (determined prior to the computation of interest on overdue payments referred to in such clauses) , and (B) the Penalty Rate, on the balance of any such payment of Basic Rent or Supplemental Rent (including, in the case of both clause (i) and clause (ii) above, but without limitation, to the extent permitted by Applicable Law, interest payable pursuant to this clause (iii)) not paid when due (without regard to any period of grace) for any period for which the same shall be overdue.

6091.CHASEU1.LEASE.47:1

The Lessor shall have all rights, powers and remedies provided for in this Facility Lease, at law, in equity or other-tie, in the case of non-payment of Basic Rent or supplemental Rent.

                (c) Form of Payment. Subject to Section 11(b), each payment of Rent under this Facility Lease shall be made in immediately available funds no later than 11:00 a.m., local time at the place of receipt, on the date each such payment shall be due and payable hereunder and shall be paid either (A) in the case of payments other than Excepted Payments, to the Lessor at its address determined in accordance with Section 17, or at such other address as the Lessor may direct by notice in writing to the Lessee, or (B) in the case of Excepted Payments, to such Person as shall be entitled to receive such payment at such address as such Person may direct by notice in writing to the Lessee. If the date on which any payment of Rent is due hereunder shall not be a Business Day, the payment otherwise due thereon shall be due and payable on the preceding Business Day, with the same force and effect as if paid on the nominal date provided in this Facility Lease.

                (d) Adjustments to Rent. Basic Rent and the schedules of Casualty values, Termination Values and Special Casualty Values attached hereto shall be adjusted (upward or downward) to preserve Net Economic Return if there is any Change in Tax Law other than a change in respect of a minimum tax; provided, however, that the aggregate amount of such downward adjustments shall not exceed the aggregate amount of such upward adjustments. Adjustments under this paragraph (d) shall be (1) made not more than once a year and (2) limited in the aggregate to the extent necessary such that the aggregate amount of Basic Rent theretofore and thereafter payable throughout the Basic Lease Term (computed for such purposes only without regard to any adjustments theretofore made pursuant to Section 3(e)) shall not exceed by more than 4% the aggregate amount of Basic Rent which would have been payable throughout the Basic Lease Term (calculated as aforesaid) had no such adjustments been made.

                The provisions of this Section 3(d) to the contrary notwithstanding, if any Change in Tax Law is, or becomes, applicable to the transaction contemplated by this Facility Lease in consequence of the transfer

6091. CHASEUl LEASE .47:1
of the Owner Participant's beneficial interest in the Trust (whether or not permitted by section 15 of the Participation Agreement) or if such change in Tax Law would not have been applicable to such transaction had no such transfer occurred, then no adjustment shall be, or be required to be, made pursuant to this Section 3.(d) ; provided, however, that this sentence shall not apply to the initial transfer of the owner Participant's beneficial interest in the Trust to one of its Affiliates.

                (e) Further Adjustments. Basic Rent and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto shall be appropriately adjusted (upward or downward) to preserve Net Economic Return if there is (i) any Supplemental Financing, (ii) the payment of Transaction Expenses in an amount which is other than 1.5% of the Purchase Price or (iii) any other change (other than a change in items 4, 5, a (as to the basis for amortization of Transaction Expenses), 14, 15 and 17, but without limiting the effect of Section 3(d) hereof) in the Pricing Assumptions.

                (f) Computation of Adjustments. Upon the occurrence of an event requiring an adjustment to Basic Rent payable pursuant to clause (ii) of Section 3(a), and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto, pursuant to paragraph (d) or (e) of this
Section 3, the owner Participant shall make the necessary computations and furnish to the Lessee, the Loan Participant, the Lessor and the indenture Trustee the revised amounts and percentages, which amounts and percentages shall be implemented upon delivery thereof and effective as of the date of occurrence of the event requiring such adjustment (taking into account any payment of Basic Rent already made) and shall remain effective until changed in consequence of any verification procedure set forth below. Such revised amounts and percentages shall be subject to verification (at the Lessee's request within 90 days after the Owner Participant furnishes the revised amounts to the Lessee, the Loan Participant, the Lessor and the Indenture Trustee) by the Owner Participant's nationally recognized independent public accountants, in which case such accountants shall either (i) confirm to the Lessee in writing that such revised amounts were computed or' a basis consistent with the original calculations, or
(ii) compute and provide to the Lessee, the Lessor,  the Owner Participant,  the



                                       -5-
6091.CHASEU1.LEASE.47:1

Loan Participant and the Indenture Trustee revised amounts and percentages which are on such a basis. The revised amounts and percentages, as so confirmed or computed if applicable, shall be conclusive and. binding upon the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee. The cost of any such verification shall be borne by the Lessee unless such accountants shall require an adjustment to the revised amounts arid percentages originally provided by the owner Participant which differs by more than 10% from the adjustment so provided, in which case such cost shall be divided and paid by the Lessee and the Owner Participant in equal amounts. Each adjustment pursuant to paragraph (d) or (e) of this Section 3 may, but need not, be evidenced by the execution and delivery of a supplement to this Facility Lease in form and substance satisfactory to the Lessee and the owner Participant, but shall be effective as provided herein without regard to the date on which such supplement to this Facility Lease is so executed and delivered. Any adjustment referred to in this Section 3 shall satisfy the provisions of Revenue Procedure 75-21, Revenue Procedure 75-28 and any other applicable statute, regulation, revenue procedure, revenue ruling or technical information release relating to the subject matter of Revenue Procedure 75-21 or Revenue procedure 75-28, but, in the case of any upward adjustment, shall be no less than the adjustment otherwise required pursuant to this Section 3.

                  (g)   Sufficiency  of  Basic  Rant  and   supplemental   Rent.
Notwithstanding   any  other  provision  of  this  Facility  Lease,   any  other
Transaction Document or any Financing Document, (i) the amount of Basic Rent payable on each Basic Rent Payment Date shall be at least equal to the aggregate amount of principal, premium, if any, and accrued interest payable on all Notes then outstanding and (ii) each payment of Casualty Value, Special Casualty Value and Termination Value shall in no event be. less (when added to all other amounts, other than Excepted Payments, required to be paid by the Lessee under this Facility Lease in respect of any Event of Loss or Deemed Loss Event or termination of this Facility Lease) than an amount sufficient, as of the date of payment, to pay in full all principal of, and premium, if any, and interest then due on all Notes outstanding on and as of such date of payment (taking into account any assumption of the Notes by the Lessee).

6091 CHASEUl. LEASE. 47:1

                SECTION 4. Net Lease.

                  This Facility Lease (as originally executed and as -a tied, supplemented and amended from time to time) is a net lease, and the Lessee hereby acknowledges and agrees that the Lessee's obligation to pay all Rent hereunder, and the rights of the Lessor in and to such Rent, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstances of any character, including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right or claim which the Lessee may have against the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the Operating Agent, any ANPP Participant, any vendor or manufacturer of any. equipment or assets included in the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site, PVNGS, or any part of any thereof, or any other Person for any reason whatsoever, (ii) any defect in or failure of the title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, (iii) any damage to, or removal, abandonment, decommissioning, shutdown, salvage, scrapping, requisition, taking, loss, theft or destruction of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS; or any interference, interruption or cessation in the use or possession thereof or of the Undivided Interest by the Lessee or by any other Person (including, but without limitation, the Operating Agent or any other ANPF Participant) for any reason whatsoever or of whatever duration, (iv) any restriction, prevention or curtailment of or interference with any use of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, (V) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the Operating Agent, any other ANPP Participant or any other Person, (vi) the invalidity, illegality or unenforceability of this Facility Lease, any other Transaction Document, any Financing Document, the ANPP Participation Agreement or any other instrument referred to herein or therein or

6091.CHASEU1.LEASE.47:1
any other infirmity herein or therein or any lack of right, power or authority'; of the Lessor, the Lessee, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person to enter into this Facility Lease, any other Transaction Document or any Financing Document, or any doctrine of force majeure, impossibility, frustration, failure of consideration, or any similar legal or equitable doctrine that the Lessee's obligation to pay Rent is excused because the Lessee has not received or will not receive the benefit for which the Lessee bargained, it being the intent of the Lessee to assume all risks from all causes whatsoever that the Lessee does not receive such benefit, (vii) the breach or failure of any warranty or representation made in this Facility Lease or any other Transaction Document or any Financing Document by the Lessor, the Owner Participant, the Indenture Trustee, the! Collateral Trust Trustee, the Loan Participant or any other Person, (viii) any amendment or other change of, or any assignment of rights under, this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, or any waiver, action or inaction under or in respect of this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, or any exercise or non-exercise of any right or remedy under this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, including, without limitation, the exercise of any foreclosure or other remedy under the Indenture, the Collateral Trust Indenture or this Facility Lease, or the sale of Unit 1, any Capital Improvement, the Undivided Interest, the Real Property Interest, the PVNGS Site or PVNGS, or any part thereof or any interest therein, or (ix) any other circumstance or happening whatsoever whether or not similar to any of the foregoing. The Lessee acknowledges that by conveying the leasehold estate created by this Facility Lease to the Lessee and by putting the Lessee in possession of the Undivided Interest and the Real Property Interest, the Lessor has performed all of the Lessor's obligations under and in respect of this Facility Lease, except the covenant under Section 6(a) hereof that the Lessor and Persons acting for the Lessor will not interfere with the Lessee's quiet enjoyment of the Undivided Interest and the Real Property Interest. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred

6091.CHASEU1.LEASE.47:1
upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease or to effect or claim any diminution or reduction of Rent payable by the Lessee hereunder, including without limitation the provisions of Arizona Revised Statutes section 32-343, except in accordance with the express terms hereof. If for any reason whatsoever this Facility Lease. shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees to pay to the Lessor or other Person entitled thereto an amount equal to each installment of Basic Rent and all Supplemental Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been terminated in whole or in part. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any other Person for any reason whatsoever. All covenants., agreements and undertakings of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated. Nothing in this Section 4 shall be construed as a guaranty by the Lessee of any residual value in the Undivided Interest or as a guaranty of the Notes. Any provisions of Section 7(b) (2) or 9(c) of the Participation Agreement to the contrary notwithstanding, if the Lessee shall fail to make any payment of Rent to any Person when and as due (taking into account applicable grace periods), such Person shall have the right at all times, to the exclusion of the ANPP Participants, to demand, collect, sue for, enforce obligations relating to and otherwise obtain all amounts due in respect of such Rent.

                SECTION 5. Return of the Undivided Interest.

                  (a) Return of the Undivided Interest. On the Lease Termination Date, the Lessee will (1) surrender possession of the Undivided Interest and the Real Property Interest to the Lessor (or to a Person specified by the Lessor to the Lessee in writing not less than 6 months prior to the Lease Termination
Date) (i) with full rights as a Transferee" and the sole "Participant" with respect to the Undivided Interest and the Real Property Interest within the meaning of Section 15.10 of the ANPP Participation Agreement and (ii) without a Price-Anderson Event (as hereinafter defined) having arisen prior to, or arising upon, or immediately following, such surrender and (2) furnish to the

6091.CHASEUl.LEASE.47:l

Lessor: (i) copies certified by a senior officer of the Lessee of all Governmental Action necessary to effect such surrender (including, but without limitation, appropriate amendments to the License permitting the Lessor (without the Lessor being required to change its business) or such Person to possess the Undivided Interest and the Real Property Interest with or without the continued involvement of the Lessee as Agent), which Governmental Action shall be in full force and effect; and (ii) an opinion of counsel (which may be nudge Rose Guthrie Alexander & Ferdon, Snell & Wilmer or another counsel experienced with NRC and other nuclear matters reasonably satisfactory to the Owner Participant) to the effect that (A) the Lessee has obtained all Governmental Action and action under the ANPP Participation Agreement necessary to effect such surrender by the Lessee and receipt of possession by the Lessor (or by the Person so specified by the Lessor) and (B) such Governmental Action is in full force and effect. At the time of such return the Lessee shall pay or have paid all amounts due and payable, or to become due and payable, by it as an ANPP Participant under each and every ANPP Project Agreement allocable or chargeable (whether or not payable during or after the Lease Term) to the Undivided Interest or the Real Property Interest in respect of any period or periods ending on or prior to the Lease Termination Date (including, but without limitation, all amounts payable with respect to any and all discretionary Capital Improvements to Unit 1 or the PVNGS Site approved or authorized (without the concurrence of the owner Participant) within the 3-year period preceding the end of the Lease Term, whether or not implementation thereof has been completed on or prior to the Lease Termination Date), and the Undivided Interest and the Real Property Interest shall be free and clear of all Liens (other than Permitted Liens described in clauses (i), (v) (other than those arising by, through or under the Lessee alone) , (vi) , (vii) (other than as aforesaid), (viii) (other than as aforesaid), (ix) and (x) of the definition of such term) and in the condition and state of repair required by Section 8. In the event that on or prior to the Lease Termination Date there shall have occurred a default by any ANPP Participant (other than the Lessee) under the ANPP Participation Agreement and such default shall not have been cured by the defaulting ANPP Participant, then
(i) the Lessee agrees to indemnify and hold the Lessor (and each successor, assign and transferee thereof) harmless against any and all obligations under

6091.CHASEU1.LEASE.47:1
the ANPP Participation Agreement with respect to contributions or payments required to be made thereby as a result of such default and (ii) the Lessor (and each successor, assign and transfered thereof) agrees to reimburse the Lessee for all amounts paid by the Lessee pursuant to the foregoing clause (i) to the extent, but only to the extent, that the Lessor (or such successor, assign or transferee) shall have actually received proceeds from the sale of the Generation Entitlement share of the defaulting ANPP Participant as a result of the payment made by the Lessee pursuant to the foregoing clause (i) and, to the extent the Lessor (or such successor, assign or transferee) shall have received such proceeds, the amount to be reimbursed to the Lessee pursuant to this clause
(ii) shall include interest at the Prime Rate from the date of any payment by the Lessee pursuant to the foregoing clause (i) through the date of reimbursement of such amount pursuant to this clause (ii). For purposes of this
Section 5(a) a "Price-Anderson Event" shall mean any change in, or new interpretation by Governmental Authority having jurisdiction of, Applicable Law, including without limitation the Price-Anderson Act, the Atomic Energy Act and the regulations of the NRC, in each case as in effect on the Closing Date, but only if such change is specified in clauses (2) (i) through (iv) of the definition of "Deemed Loss Event" (other than a change which is specified in clause (A) of the definition of "Acceptable Change).

                  (b) Disposition Services. The Lessee agrees that if it does not exercise its option to renew or purchase as provided in Sections 12 and 13, respectively, then during the last thirty-six months of the Lease Term, the Lessee will fully cooperate with the Lessor in connection with the Lessor's efforts to lease or dispose of the Undivided Interest and the Real Property Interest, including using the Lessee's reasonable efforts to lease or dispose of the Undivided Interest and the Real Property Interest. The Lessor agrees to reimburse the Lessee for reasonable out-of-pocket costs and expenses of the Lessee incurred at the request of the Lessor or the Owner Participant in connection with such cooperation and such efforts.

6091.CHASEU1.LEASE.47:1

                 SECTION 6. Warranty of the Lessor.

                  (a) Quiet Enjoyment. The Lessor warrants that until the Lease Termination Date, so long as no Event of Default shall have occurred and be continuing, the Lessee's use and possession of Unit 1, including the Undivided Interest, shall not be interrupted by the Lessor or any Person claiming by, through or under the Lessor, and, their respective successors and assigns.

                  (b) Disclaimer. of Other Warranties. The warranty set forth in
Section 6(a) is in lieu of all other warranties of the Lessor or the Owner Participant, whether written, oral or implied, with respect to this Facility Lease, Unit 1, any Capital Improvement, the undivided Interest, PVNGS, the Real Property Interest or the PVNGS Site. As among the Owner Participant, the Loan Participant, the Indenture Trustee, the Collateral Trust Trustee, the Lessor and the Lessee, execution by the Lessee of this Facility Lease shall be conclusive proof of the compliance of Unit 1 (including any Capital Improvement) , the Undivided Intere5t and the Real Property Interest with all requirements of this Facility Lease, and the Lessee acknowledges and agrees that (i) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND AND (ii) THE LESSOR LEASES AND THE LESSEE TAKES THE UNDIVIDED INTEREST AND THE REAL PROPERTY INTEREST, AND SHALL TAKE EACH CAPITAL INPROVEENT, AND ANY PART THEREOF, AS IS AND WHERE IS, and neither the Lessor nor the Owner
Participant shall be deemed to have made, and THE LESSOR AND THE OWNER PARTICIPANT EACH HERESY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF UNIT 1, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTEREST, THE PVNGS SITE OR PVNGS, OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO UNIT 1, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTEREST, THE PVNGS SITE OR FINGS, OR ANY PART THEREOF, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR THE ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, NOR SHALL THE LESSOR OR THE OWNER PARTICIPANT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LIABILITY IN TORT, STRICT OR OTHERWISE) , it being agreed that all

6091. CHASEUl LEASE. 47:1
such risks, as among the Owner Participant, the Loan Participant, the Collateral Trust Trustee, the Indenture Trustee, the Lessor and the Lessee, are to be borne by the Lessee. The provisions of this Section 6(b) have been negotiated, and, except to the extent otherwise expressly provided in Section 6(a), the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Owner Participant, the Loan Participant, the Collateral Trust Trustee or the Indenture Trustee, express or implied, with respect to Unit 1 (including any Capital Improvement) , the Undivided Interest, PVNGS, the Real Property Interest or the PVNGS Site that may arise pursuant to any law now or hereafter in effect, or otherwise.

                  (C) Enforcement of Certain Warranties. The Lessor authorizes the Lessee (directly or through agents, including the Operating Agent), at the Lessee's expense, to assert for the Lessor's account, during the Lease Term, all of the Lessor's rights (if any) under any applicable warranty and any other claims (under this Facility Lease or any Purchase Document) that the Lessee or the Lessor may have against any vendor or manufacturer with respect to Unit 1 (including any Capital Improvement) or the Undivided Interest, and the Lessor agrees to cooperate, at the Lessee's expense, with the Lessee and the Operating Agent in asserting such rights. Any amount received (without regard to any right of setoff or other similar right of any Person against the Lessee) by the Lessee as payment under any such warranty or other claim against any vendor or manufacturer (or, if such warranty or claim relates to the Undivided Interest and the Retained Assets, the portion of such received amount appropriately allocable to the Undivided Interest) shall be applied in accordance with Sections 9(g), (h) and (i).

                 SECTION 7. Liens.

                  The Lessee will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to the Undivided Interest, the Real Property Interest, the Lessor's title thereto or any interest of the Lessor or Lessee therein (and the Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien) except Permitted Liens.

6091.CHASEU1.LEASE.47:1

                  SECTION 8. operation and Maintenance; capital Improvements

                  (a) Operation and Maintenance. The Lessee agrees that it will exercise its rights, powers, elections and options as an ANPP Participant under the ANPP Project Agreements to cause the Operating Agent to (A) maintain Unit 1 in such condition that Unit 1 will have the capacity and functional ability to perform, on a continuing basis (ordinary wear and tear excepted), in normal commercial operation, the functions and substantially at the ratings at which it is, from time to time, rated, (B) operate, service, maintain and repair Unit 1 and replace all necessary or useful parts and components thereof so that its condition and operating efficiency will be maintained and preserved, ordinary wear and tear excepted, in all material respects in accordance with (1) prudent utility practice for items of similar size and nature, (2) such operating standards as shall be required to take advantage of and enforce all available warranties and (3) the terms and conditions of all insurance policies maintained in effect at any time with respect thereto, (C) use, possess, operate and maintain Unit 1 in compliance with all material applicable Governmental Actions (including the License) affecting PVNGS or Unit 1 or the use, possession, operation and maintenance thereof and (D) otherwise act in accordance with the standards set forth in the ANPP Participation Agreement. The Lessee will comply with all its obligations under Applicable Law affecting Unit 1, the Undivided Interest, PVNGS, the Real Property Interest and the PVNGS Site, and the use, operation and maintenance thereof. The Lessee agrees to (i) exercise its rights under the ANPP Participation Agreement so that there will always be an operating Agent under the ANPP Participation Agreement and (ii) maintain in full force and effect a license from the NRC adequate to possess the Undivided Interest and the Real Property Interest under the circumstances contemplated by the ANPP participation  Agreement.  The Lessee will keep and  maintain  proper  books and records (i) relating to all. Operating Funds (as defined in the ANPP Participation Agreement) provided by it to the Operating Agent under the ANPP Participation Agreement and (ii) upon receipt of the requisite information from the Operating Agent, relating' to the application of such operating Funds to the operation and maintenance of Unit 1 and the acquisition, construction and installation of capital Improvements, all in accordance with the Uniform System

6091.CHASEU1.LEASE.47:1
of Accounts. The Lessor shall not be obliged in any way to maintain, alter, repair, rebuild or replace Unit 1, any capital Improvement, the Undivided
Interest or the Real Property Interest, or any part thereof, or, except as provided in Section 8(f), to pay the cost of alteration, rebuilding, replacement, repair or maintenance of Unit l any capital Improvement, the Undivided Interest or the Real Property Interest, or any part thereof, and the Lessee expressly waives the right to perform any such action at the expense of the lessor pursuant to any law at any time in effect.

                  (b) inspection. The Lessor and the Owner Participant and their respective authorized representatives shall have the right to inspect PVNGS (subject, in each event, to the ANPP Participation Agreement, Applicable Law, applicable confidentiality undertakings and procedures established by the Operating Agent) at their expense. The Lessor and the owner Participant and their respective authorized representatives shall have the right to inspect, at their expense, the. books and records of the Lessee relating to PVNGS, and make copies of and extracts therefrom (subject as aforesaid) and may, at their expense, discuss the Lessee's affairs, finances and accounts with its executive officers and its independent public accountants (and by this provision, the Lessee authorizes such accountants, in the presence of the Lessee, to discuss with the Lessor and the Owner Participant and their respective authorized representatives the affairs, finances and accounts of the Lessee), all at such times and as often as may be reasonably requested. None of the Lessor, the owner Participant, the Indenture Trustee and the Collateral Trust Trustee shall have any duty whatsoever to make any inspection or inquiry referred to in this
Section 8(b) and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

                  (a) Capital Improvements. If and to the extent required by the ANPP Participation Agreement, the Lessee shall, at its sole expense, promptly participate in the making of any Capital Improvement to Unit 1 or the Common Facilities. Of the net proceeds of (i) any sale or other disposition of property removed from Unit 1 or the Common Facilities receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) by, or credited to the account of the Lessee in accordance with the ANPP Participation

6091. CHASEUl. LEASE. 47:1

Agreement and (ii) any insurance proceeds receivable (without regard to any right of setoff or other similar right at any Person against the Lessee) for the account of the Lessor or the Lessee in respect of the loss or destruction of, or damage or casualty to, any such property, lo.6o6666% in the case of Unit 1, or 5.555555% in the case off Common Facilities, of either such amount shall be applied as provided in section 9(g), (h) or (i), as the case may be. A 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, undivided interest in property at any time removed from Unit 1 or the Common Facilities shall remain the property of the Lessor, no matter where located, until such time as a Capital improvement constituting a replacement of such property shall have been installed in Unit 1 or the Common Facilities or such removed property has been disposed of by the Operating Agent in accordance with the ANPP Participation Agreement. Simultaneously with such disposition by the Operating Agent, title to a 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, undivided interest in the removed property shall vest in the Person designated by the operating Agent, free and clear of any and all claims or rights of the Lessor. Unless subparagraph (3) of Section 8(e) shall be applicable, upon the incorporation of a Capital Improvement in Unit 1 or the Common Facilities, without further act, (i) title to a 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, undivided interest in such Capital Improvement shall vest in the Lessor and (ii) such applicable undivided interest in such Capital Improvement shall become subject to this Facility Lease and be deemed to be part of the Undivided Interest for all purposes hereof to the same extent that the Lessor had a like undivided interest in the property originally incorporated or installed in Unit 1 or the Common Facilities. The Lessee warrants and agrees that the Lessor's 1.700000% or
 .566667%, as the case may be, undivided interest in all Capital Improvements shall be free and clear of all Liens., except Permitted Liens other than the type specified in clauses (ii), (iii) and (xii) of the definition thereof.

                (d) Reports. To the extent permissible, the Lessee shall prepare and file in timely fashion, or, where the Lessor shall be required to file, the Lessee shall prepare and deliver to the Lessor within a reasonable time prior to the date for filing, any reports with. respect to Unit 1, the Undivided Interest

609l.CHASEUl.LEASE.47: 1
or the Real Property Interest or the condition or operation thereof that shall be requited to be filed with any governmental or regulatory authority. On or before March 1 of each year (commencing on March 1, 1988) and on the Lease Termination Date, the Lessee shall furnish the Lessor and the Owner Participant with a report stating the total cost of all Capital Improvements and describing separately and in reasonable detail each Capital Improvement (or related group of Capital Improvements) made during the period from the date hereof to December 31, 1987 in the case of the first such report or during the period from the end of the period covered by the last previous report to the December 31 prior to such report in the case of subsequent reports. On or before March 1 in each year (commencing March 1, 1987) and at such other times as the Lessor or the Owner Participant shall reasonably request in writing (which request shall provide a reasonable period for response), the Lessee will report in writing to the Lessor with respect to (i) the most recent annual capital expenditure budget submitted by the Operating Agent to the Lessee in accordance with the ANPP Participation Agreement and (ii) the then plans (if any) which the Lessee may have for the financing of the same under Section 8(f).

                  (e) Title to Capital Improvements. Title to a 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, undivided interest in each Capital Improvement to Unit 1 or the Common Facilities, as the case may be, shall vest as follows:

                (1) In the case of each Nonseverable Capital Improvement, whether or not the Lessor shall have financed or provided financing (in whole or in part) for such undivided interest in such Capital Improvement by an Additional Equity Investment or a Supplemental Financing, or both, effective on the date such Capital Improvement shall have been incorporated or installed in Unit 1 or the Common Facilities, as the case may be, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement:

                  (2) in the case of each Severable Capital Improvement, if the Lessor shall have financed (by an Additional Equity Investment or a Supplemental Financing, or both) 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, of the cost of such

6091.CHASEUl.LEASE.47:l
         capital improvement the Lessor shall, without further act, acquire title to such undivided interest in such capital Improvement; and

                (3) in the case of each Severable capital Improvement, if the Lessor shall not have financed (by an Additional Equity investment or a supplemental Financing, or both) 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, of the cost of such capital improvement, the Lessee shall retain title to such undivided interest in such capital Improvement.

                Immediately upon title to such 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, undivided interest in any capital Improvement vesting in the Lessor pursuant to subparagraph (1) or sub-paragraph
(2) of this Section 8(e), such undivided interest in such Capital Improvement shall, without further act, become subject to this Facility Lease and be deemed part of the undivided Interest for all purposes hereof.

                (f) Funding at the Cost of capital Improvements. Before placing in service any Capital Improvement to Unit 1 or the Common facilities the cost of which exceeds $100,000,000 in respect of the interests of all ANPP Participants, the Lessee shall give the Lessor and the Owner Participant reasonable advance notice thereof. The Owner Participant shall have the option, in its sole discretion, of financing through the Lessor 1.700000%, in the case of Unit 1, or .566667%, in the case of Common Facilities, of the cost of any such Capital Improvement, or any other Capital Improvement presented to the Owner Participant for financing, including or not including the making of an investment by the owner Participant (an Additional Equity Investment) and the issuance of one or more Additional Notes, all on terms acceptable to the Lessee and the Owner Participant. If the Owner Participant does not finance, or arrange the financing of, 1.700000%, in the case or Unit 1, or .566667%, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessee may cause the Lessor to issue, if and to the extent permitted by the Indenture, to one or more Persons (other than any Person affiliated with the Lessee within the meaning of Section 318 of the Code) one or more Additional Notes and to use the

6091.CHASEUl.LEASE.47: 1
                  proceeds thereof to pay the applicable percentage of the cost of such Capital Improvement, subject to satisfaction of the following conditions

                      (i) there shall be no more than one supplemental Financing it' any calendar year;

                      (ii) the sum of the Supplemental  Financing Amounts in any
                calendar year, shall equal or exceed 1.700000% of $5,000,000;

                      (iii) the Lessee may include in any request for a supplemental Financing only capital Improvements not previously financed in any Supplemental Financing and which have been installed or affixed no earlier than three calendar years before the beginning of the calendar year in which such supplemental Financing occurs;

                      (iv) the total amount of all supplemental Financings during the Basic Lease Term shall not exceed 16.666666% of $100,000,000;

                      (v) unless waived by the Owner Participant, the Bonds issued and outstanding under the Collateral Trust Indenture shall be rated no less than "investment grade", as determined by standard & Poor's Corporation and Moody's Investors Service, Inc.;

                       (vi) the  Supplemental  Financing Amount shall not exceed
                that portion of the cost of Capital Improvements which, when financed, will constitute an addition to the Owner Participant's basis under section 1012 of the Code;

                      (vii) in the  opinion of  independent  tax  counsel to the owner Participant, such supplemental Financing shall not result in adverse tax consequences to the Owner Participant or adversely affect the status of this Facility Lease as a "true lease" for Federal, New York state or New York city tax purposes, and the owner Participant and the Lessee shall have agreed upon the amount and manner of payment of the indemnity (if any) payable by the Lessee as a consequence of such supplemental Financing;

6091.CHASEUl.LEASE.47.l

                      (viii) the  Additional  Notes shall have a final  maturity date no later than January 15, 2015;

                      (ix) the  Lessee  shall  have made  such  representations, warranties and covenants regarding the tax characteristics of the Lessor1s undivided interest in each Capital Improvement as the Owner Participant reasonably requests, and the Tax Indemnification Agreement shall have been appropriately modified;

                         (x) appropriate adjustments to Basic Rent and the schedules of casualty Values, Special Casualty Values and Termination Values shall have been agreed to by the Owner Participant to support the amortization of the Additional Notes issued in respect of such Supplemental Financing and to preserve Net Economic Return;

                       (xi) the Lessee  shall pay to the Lessor an amount  equal
                to all out-of-pocket costs and expenses reasonably incurred by the Lessor or the Owner Participant and not financed as a part of such supplemental Financing or reflected in adjustments to Basic Rent;

                      (xii) no Default or Event of Default  shall have  occurred and be continuing; and

                    (xiii) the Lessee shall enter into such agreements and shall have provided such tax indemnities, representations, warranties, covenants, opinions, certificates and other documents as the owner Participant shall reasonably request.

                SECTION 9. Event of Loss; Deemed Loss Event.

                (a) Damage or Loss. In the event that Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) shall become applicable, or an Event of Loss, a Requisition of Use or a Requisition of Title shall occur, or Unit 1 or any substantial part thereof shall suffer destruction,

6091.CHASEU1.LEASE.47:1

damage, loss, condemnation, confiscation, theft or seizure for any reason whatsoever, such fact shall promptly, and in any case within five Business Days following such event, be reported by the Lessee to the Lessor and the Owner Participants.

                  (b) Repair. The Lessee shall promptly make any and all payments required of the Lessee under the provisions of the ANPP Participation Agreement relating to damage or destruction or the like to Unit 1 or any portion thereof; provided, however, that the Lessee shall in no event be obligated to make or join in any agreement under Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) concerning repairs to or reconstruction of Unit 1.

                  (c) Payment of Casualty value. On the Basic Rent Payment Date next following receipt by the Lessee of a written notice from the Lessor that an Event of Loss has occurred, the Lessee shall pay to the Lessor all Basic Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) Casualty value determined as of such Basic Rent Payment Date over (ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. An Event of Loss shall not be deemed to have occurred unless and until the Lessor delivers the notice specified in the preceding sentence. Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(c) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing) , and at any time after the occurrence of an Event of Loss, the Lessor may:

                (1) in the case of an Event of Loss arising from a Final Shutdown, if the Lessee shall have declined, but one or more of the other ANPP Participants shall have elected, to reconstruct or restore unit 1, as permitted by the ANPP Participation Agreement, Transfer the Undivided Interest and the Real Property interest to such electing ANPP Participants, as required by and in the proportions set forth in the ANPP Participation Agreement, in which case the Lessee shall be entitled to receive the portion of the salvage value" purchase price allocable to the Undivided interest; or

6091.CHASEU1.LEASE.47:1

                  (2) if clause (1) shall not be applicable, Transfer the Undivided Interest and the Real Property Interest to the Lessee.

If the Lessee shall not have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the owner Participant shall have received under
Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this Section 9(c) (including interest, if any, thereon pursuant to Section 3(b)(iii) hereof), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and
Section 7(b)(4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then Outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

                  (d) Payment of special casualty value. If a Deemed Loss Event occurs, the party hereto having knowledge thereof shall promptly notify the other thereof (provided that the failure by the Lessor to furnish to the Lessee the foregoing notification shall not impair the right of the Lessor to exercise the option referred to below) and, at the Lessor's option, exercisable by delivery of written notice to the Lessee, on the day (specified in Schedule 2) of the month next following the month during which such notice is delivered to the Lessee, the Lessee shall pay to the Lessor an amount equal to the excess of
(i) Special  Casualty  Value  determined as of the date such payment is due over
(ii) the principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such day. Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(d) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to
Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing) , and at any time after

6091.CHASEU1.LEASE.47:1
the occurrence of a Deemed Loss Event, the Lessor may, Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the liabilities and obligations of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the Owner Participant shall have received under Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this Section 9(d) (including interest, if any, thereon pursuant to Section 3(b)(iii))L,, the Lessor shall retain the undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b) (4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes Outstanding and (ii) this Facility Lease shall become a security agreement for a~1 purposes of Applicable Law.

                  (e) Requisition of Use. In the case of a Requisition of Use not constituting an Event of Loss, this Facility Lease shall continue, and each and every obligation of the Lessee hereunder and under each Transaction Document shall remain in full force and effect. So long as no Default or Event of Default shall have occurred and be continuing, the Lessee shall be entitled to all sums received by reason of any such Requisition of Use for the period ending on the Lease Termination Date, and the Lessor shall be entitled to all sums received by reason of any such Requisition of Use for the period after the Lease Termination Date.

                  (f) Termination of obligation. Until the Lessee shall have made the payments specified in Section 9(c) or 9(d), the Lessee shall make all payments of Rent when due; and the Lessee shall thereafter be required to make all payments of Supplemental Rent as and when due. In the event that the Lessee shall assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Motes pursuant to Section 3.9(b) of the Indenture, upon receipt by the Owner Participant under Section 5.2 of the Indenture of the payments specified in Section 9(c) or 9(d) and payment by the Lessee of all other Rent due and owing through and including the date of payment (including Basic Rent due on or accrued through such date, as the case may be) , the Lease Term shall end and the Lessee's obligation to pay further Basic Rent shall cease.

6091.CHASEUl.LEASE.47:l

                  (g) Application of Payments on an Event of Lass. Any payments receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) at any time by the Lessor or the Lessee (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to
Section 10(b)) from any Governmental Authority, insurer or other Person (except the Lessee, the Owner Trustee or the Owner Participant) as a result of the occurrence of an Event of Loss shall be applied as follows:

                         (i) all such payments received at any time by the Lessee shall be promptly paid to the Lessor for application pursuant to the following provisions of this section 9(g), except that the Lessee may retain any amounts that would at the time be payable to the Lessee as reimbursement under the provisions of clause (ii) below;

                       (ii) so much of such  payments  as shall not  exceed  the
                amount required to be paid by the Lessee pursuant to Section 9(c) (ignoring, for this purpose clause (ii) of the first sentence thereof) shall be applied in reduction of the Lessee's obligation to pay such amount if not already paid by the Lessee or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of such amount: and

                      (iii) the  balance,  if any,  of such  payments  remaining thereafter shall be divided between the Lessor and the Lessee as their interests may appear.

                  (h) Application of Payments Not Relating to an Event of Loss. Payments receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) at any time by the Lessor (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to
Section 10(b)) or the Lessee from any Governmental Authority, insurer or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or Requisition of Title to or Requisition of Use of the undivided Interest or any part thereof not constituting an Event of Loss shall be applied first to reimburse the Lessee for all amounts expended in

6091.CHASEU1.LEASE.47:1
respect of the repair, replacement or reconstruction of the undivided Interest or any cart thereof as provided in Section 9(b) , and second the balance, if any, of such payments shall be divided between the Lessor and the Lessee as their interests flay appear.

                  (i) Other Dispositions. Notwithstanding the foregoing provisions of this Section 9, so long as a Default or Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to Section 10 or this Section 9 shall be paid to the Lessor as security for the obligations of the Lessee under this Facility Lease and, at such time thereafter as no Default or Event of Default shall be continuing, such amount shall be paid promptly to the Lessee unless this Facility Lease shall have therefore been declared to be in default, in which event such amount shall be disposed of in accordance with the provisions hereof, of the Indenture and of the Trust Agreement.

                  (1) Assumption of Notes; Creation of Lien on Undivided Interest. In connection with an Event of Loss, a Deemed Loss Event or the exercise of the Cure Option, (i) the Lessee agrees to use its best efforts to comply with the conditions respecting its assumption of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes set forth in
Section 3.9(b) of the Indenture, and (ii) the Lessor agrees that, if the Lessee fails to assume all the obligations and liabilities of the owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, not later than two Business Days prior to the date on which the Lessee is required to make the payments specified in Section 9(c) or 9(d), the Lessor will cause the Undivided Interest and the Real Property Interest to be subjected to the Lien of the Indenture by executing and delivering to the Indenture Trustee the Undivided Interest Indenture Supplement.

                SECTION 10.  Insurance.

                  (a) Required Insurance. The Lessee will use its best efforts to cause the Operating Agent to carry and maintain insurance required under the ANPP Participation Agreement and will make all payments required of the Lessee under the ANPP Participation Agreement in respect of such insurance. The Lessee

6091. CHASEUl. LEASE. 47:1
will at all times maintain, directly or through the perating Agent, policies of casualty and liability insurance with respect to the undivided Interest and the Real Property Interest in such amounts and with such coverage as shall be adequate in accordance with prudent utility practice. Any policies of insurance in respect of destruction, damage, loss, theft or other casualty to the Undivided Interest, the Real Property Interest, Unit 1 or any part thereof shall name the Lessor (and, to the extent practicable, the Owner Participant) as an additional insured, as its interest (or their interests) may appear, and any policies with respect to nuclear liability insurance with respect to the Undivided :interest, the Real Property Interest, Unit 1, or any part thereof, shall include all Indemnitees as insureds through an omnibus definition of "insured" or through endorsement; provided, however, that if the Operating Agent, as trustee, shall become the loss payee tinder any policy of insurance constituting Project Insurance, then the Lessor and the Owner Participant shall be and be made beneficiaries of the trust arrangement under which the operating Agent acts as trustee. The Lessee shall, on or before March 1 of each year, commencing March 1, 1987, furnish to the Lessor and the Owner Participant (A) a report signed by the broker or brokers for the PVNGS insurance (or if insurance is placed directly by the Operating Agent, a certificate signed by the Operating Agent) (i) showing the insurance then maintained by the ANPP Participants with respect to PVNGS, (ii) stating that no premiums are then delinquent, and (iii) stating that the insurance maintained by the ANPP Participants with respect to PVNGS is in accordance with the terms of (1) the ANPP Participation Agreement and (2) this Section 10, (3) a report signed by the broker or brokers for the Lessee's insurance (or if insurance is placed directly by the Lessee, a certificate signed by the Lessee) showing the separate insurance, if any, then maintained by the Lessee with respect to its interest in PVNGS and stating that no premiums under such insurance are delinquent; (C) a certificate signed by the Lessee stating that the insurance maintained by the ANPP Participants and by the Lessee, identified on the reports to be delivered pursuant to clauses (A) and
(B), is in accordance with prudent utility practice within the nuclear industry, the ANPP Participation Agreement and this Section 10; and (C) 'upon the request of the Lessor or the Owner Participant, copies (to the extent permitted by the issuers of such policies) of policies so maintained. Any report by an insurance

6091.CHASEU1.LEASE.47:1
broker with respect to clause (A) (iii) (1) may be made in reliance upon a schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance (by coverage, limits, insureds and other pertinent details) required to be maintained under the ANPP Participation Agreement. Any report with respect to clause (A) (iii) (2) may be made in reliance upon a similar schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance required to be maintained under this Section 10. All insurance proceeds paid in respect of damage, destruction, loss, theft or other casualty to the Undivided Interest or the Real Property Interest shall be applied as provided in Section 9(g), (h) or (i), as the case may be, subject, however, to any priority allocations of such proceeds to decontamination and debris removal set forth in the insurance policies or required under Applicable Law. In the event that either the operating Agent or the Lessee delivers a certificate pursuant to clause (A) or (B) of the foregoing, the Owner Participant shall be entitled to receive (if it so requests and if the insurer will issue the same) a report from any insurer listed in such certificate.

                (b) Permitted Insurance. Nothing in this Section 10 shall prohibit the Lessee from placing, at its expense, insurance on or with respect to the cost of purchasing replacement power, naming the Lessee as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the availability of insurance to be provided or maintained in accordance with
Section 10(a). Nothing in this Section 10 shall prohibit the Lessor or the Owner Participant from placing at its expense other insurance on or with respect to Unit 1, the Undivided interest or the Real Property Interest or the operation of Unit 1, naming the Lessor or the Owner Participant as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the insurance to be provided or maintained in accordance with Section 10(a).

                SECTION 11.  Rights to Assign or sublease.

                  (a) Assignment or Sublease by the Lessee. Without the prior written consent of the Lessor, the Lessee shall not assign. sublease, transfer or encumber (except for Permitted Liens) its leasehold interest in the Undivided Interest or the Real Property Interest under this Facility Lease. The Lessee

6091.CHASEU1.LEASE.47:1
shall not, without the prior written consent of the Lessor and the Owner Participant, part with the possession of, or suffer or allow to pass out of its possession, the Undivided Interest, the Real Property :interest or any interest therein, except to the extent required pursuant to the ANPP Participation Agreement or expressly permitted by the provisions of this Facility Lease or any other Transaction Document.

                (b) Assignment by Lessor as security for Lessor's Obligations. To secure the indebtedness evidenced by the Notes, the Lessor will assign to the Indenture Trustee its right, title and interest to receive certain payments of Rent (not including, in any event, Excepted Payments), to the extent provided in the Indenture and may assign to the Indenture Trustee its right, title and interest in the Undivided Interest and the Real Property Interest as contemplated by Section 9(j). The Lessee hereby (a) consents to such assignment pursuant to the terms of the Indenture, (b) agrees to pay-directly to the Indenture Trustee at the indenture Trustee's Office (so long as the lien at the Indenture has not been satisfied and discharged and the Lessor is obligated thereunder) all amounts of Rent (other than Excepted Payments) due or to become due to the Lessor that shall be required to be paid to the Indenture Trustee pursuant to the Indenture, (c) agrees that the right of the Indenture Trustee to any such payments shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, those circumstances set forth in Section 4 and (d) agrees that, to the extent provided in the Indenture and until the Indenture is discharged in accordance with its terms, the Indenture Trustee shall have all the rights of the Lessor hereunder with respect to Assigned Payments as if the Indenture Trustee had originally been named herein as the Lessor.

                  SECTION 12.  Lease Renewal.

                Subject to the notice requirements set forth in Section 13(a), at the end of the Basic Lease Term, provided that no Default, Event of Default, Event of Loss or Deemed Loss Event shall have occurred and be continuing and the Notes shall have been paid in full, the Lessee shall have the right to renew the term of this Facility Lease for a period commencing January 15, 2015, and ending on the later of January 15, 2017 and the end of the Maximum Option Period (the

6091. CHASEUl. LEASE .47:1

Renewal Term), during which the Basic Rent payable shall be the rental provided in Section 3(a) (iii) and one-half of the rental provided in Section 21.

                  SECTION 13.Notices for Renewal or Purchase; Purchase Options.

                  (a)    Notice; Determination of values; Appraisal
Procedure. Not later than three years nor earlier than five years prior to the expiration date of the Basic Lease Term, and not later than three years nor earlier than five years prior to the expiration date of the Renewal Term, as the case may be, the Lessee shall give to the Lessor written notice of its election either to (A) return the Undivided Interest and the Real Property Interest to the Lessor pursuant to section 5., or (S) exercise the renewal option permitted by Section 12 (in the case of the notice delivered in respect of the expiration date of the Basic Lease Term) or the purchase option permitted by Section 13(b). If the notice specified in clause (B) of the preceding sentence is given three years prior to the expiration of the Basic Lease Term, then not later than two years prior to 'the expiration date of the Basic Lease Term, the Lessee will give the Lessor written notice of its election either to exercise the renewal option permitted by Section 12 or the purchase option permitted by Section 13
(b) . Any such election shall be irrevocable as to the Lessee, but no such election shall be binding on the Lessor if, on the effective date thereof, an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred. Promptly after giving notice, (i) in case the renewal option has been elected, the Maximum Option Period shall be determined by the Appraisal Procedure, or (ii) in case the purchase option permitted by Section 13(b) has been elected, the Lessee and the Owner
Participant shall agree upon the Fair Market Sales Value of the Undivided Interest and the Real Property Interest, or, if within three months after the date of the Lessee's notice the Lessee and the Owner Participant shall be unable so to agree, such value shall be determined by the Appraisal Procedure.

                  (b) Purchase Option at Expiration of the Lease Term. Subject to the notice requirements set forth in Section 13 (a) , unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or Deemed Loss Event shall have occurred, on the date of the expiration of the

6091.CHASEU1.LEASE.47:1

Basic Lease Term or the Renewal Term (if elected), the Lessee shall have the right. to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the Fair Market sates Value thereof.

                (c) Purchase of the Undivided interest; Payment, Etc. If the Lessee shall have elected or be required to purchase the Undivided Interest and the Real Property Interest pursuant to Section 13(b), payment by the Lessee of the purchase price for the Undivided Interest and the Real Property Interest shall be made in immediately available funds, whereupon the Lessor shall Transfer the Undivided Interest and the Real Property Interest to the Lessee.

                SECTION 14.  Termination for Obsolescence.

                  (a) Termination Notice. Notwithstanding any provision herein contained to the contrary, unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred, the Lessee shall have the option (provided that the Lessee shall have delivered to the Lessor an Officers1 Certificate to the effect that the Lessee's Board of Directors has adopted and there is in effect a resolution determining that Unit 1 is (A) uneconomic to the Lessee or (B) economically obsolete for any reason; and provided that the Lessee shall be disposing of all its other leased interests in Unit 1), on at least 360 days' prior written notice (a Termination Notice) to the Lessor, the Owner Participant and the Indenture Trustee (which notice shall be irrevocable)) to terminate this Facility Lease on any Basic Rent Payment Date after January 15, 1998, and prior to January 15, 2012 (the Termination Date) . If the Lessee shall give the Lessor a Termination Notice, the Lessee shall, as agent for the Lessor, use its best efforts to obtain cash bids for the purchase of the Undivided Interest and the Real Property Interest, together with the interest of the Lessor under the Assignment and Assumption. The Lessor shall also have the right to obtain such cash bids, either directly or through agents other than the Lessee. The Lessee shall certify to the Lessor within ten days after the Lessee's receipt of each bid (and, in any event, prior to the Termination Date) the amount and terms thereof and the name and address of the party (which shall not be the Lessee or an Affiliate of the Lessee) submitting such bid.

6091. CHASEUl. LEASE. 47:1

                (b) Right of Lessor to Retain Undivided Interest upon Termination. If a Termination Notice has been delivered pursuant to Section 14(a), the Lessor may elect to retain, rather than sell, the Undivided Interest and the Real Property Interest by giving notice to the Lessee and the Indenture Trustee prior to the Termination Date. It shall be a condition precedent to the Lessor's right to retain the Undivided Interest and the Real Property Interest that on or prior to the Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee, the unpaid principal amount of all Notes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. If the Lessor elects to retain the Undivided Interest and the Real Property Interest pursuant to this Section 14(b) , the Lessee shall pay to the Lessor on the Termination Date the Basic Rent and any other Rent due or accrued, as the case may be, to and including the Termination Date, together with an amount equal to the excess, if any, of the Termination Value as of the Termination Date over the highest bona tide offer received pursuant to Section 14(a).

                (C) Events on the Termination Date. If the Lessor has not elected to retain the Undivided Interest and the Real Property Interest as provided in Section 14 (b), on the Termination Date the Lessor shall (upon receipt of the sale price and all additional payments specified in the next sentence) Transfer the Undivided' Interest and the Real Property Interest for cash to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest bid on or before the Termination Date. The total sale price realized at such sale shall be retained by the Lessor (subject, however, to the terms of the Indenture and the requirement that there shall have been paid, or provision for payment made, to the Indenture Trustee the unpaid principal amount of all Notes Outstanding on the Termination Date and all premium, if any, and interest accrued and unpaid on the date of payment) and, in addition, on the Termination Date the Lessee shall pay to the Lessor (A) the excess, if any, of the Termination Value as of the Termination Date over the net sale price of the Undivided Interest and the Real Property Interest and (B) any Basic Rent due or accrued, as the case may be, to and including the Termination Date and shall pay to the Person or Persons entitled thereto all Supplemental



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6091.CHASEU1.LEASE.47:1

Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period inter the Termination Date shall cease and the Basic Lease Term shall end on the Termination Date: provided, however, that, in the event of termination of this Facility Lease pursuant to this
Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination. If, other than as a result of the Lessor's election to retain the Undivided Interest and the Real Property Interest as provided in Section 14(b), on or as of the Termination Date no such sale shall occur or the Lessee shall not have complied in full with this Section 14, this Facility Lease shall continue in full force and effect in accordance with its terms with-out prejudice to the Lessee's right to exercise its rights under this Section 14 thereafter, except that the Lessee shall not be entitled to deliver another Termination Notice during the 3-year period following such Termination Date. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise take any action in connection with any such sale other than, if the Lessor has not elected to retain the Undivided Interest and the Real Property Interest, to Transfer the Undivided Interest and the Real Property Interest to the purchaser named in the highest bid certified by the Lessee to the Lessor or obtained by the Lessor, against receipt of the payments provided for herein (but only if such purchaser has obtained all Governmental Action by the NRC necessary in connection therewith).

                (4) Early Termination Notice. In the event that the Lessee shall fail to exercise its renewal option or purchase option within the time limit provided by Section 13(a), the Lessor shall have the option, on any Basic Rent Payment Date thereafter, on at least 120 days prior written notice (an Early Termination Notice) to the Lessee and the Indenture Trustee, to terminate this Facility Lease on the Basic Rent Payment Date specified in such notice (the Early Termination Date) . Any Early Termination Notice may be revoked by the Lessor at any time on or prior to the Early Termination Date.




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

                  (e) Events on the Early Termination Date. On the Early Termination Date the Lessor shall, at its option, (i) Transfer the undivided Interest and the Real Property Interest to the bidder (other than the Lessee or an Affiliate of the Lessee) selected by the Lessor or (ii) retain the undivided Interest and the Real Property Interest; It shall be a condition precedent to the Lessor's right to sell or retain the Undivided Interest and the Real Property Interest that on or prior to the Early Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee the unpaid principal amount of all Votes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. The total sale price realized at any such sale shall be retained by the Lessor and, in addition, on the Early Termination Date the Lessee shall pay to the Lessor any Basic Rent due or accrued, as the case may be, to and including the Early Termination Date, and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Early Termination Date shall cease and the Lease Term shall end on the Early Termination Date; provided, however, that in the event of the termination of this Facility Lease pursuant to this Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination.

                  SECTION 15.  Events of Default.

                The term Event of Default, wherever used herein, shall mean any of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any Applicable Law or Governmental Action).

                         (i) the Lessee shall fail to make, or cause to be made,
                (x) payment of Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option when due, (y) any payment of Basic Rent within 5 Business Days after the same shall become due or (z) any payment of



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

                  Supplemental Rent (other than Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option) within 20 days after the same shall become due or demanded, as the case may be; or

                 (ii) the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under
                 Section 10(b) (3) (i) , 10(b) (3) (ii),. 10 (b ) C 3) (iii { or
                 10(b) (3) (V) of the Participation Agreement or Section 7, 10 (other than failure of the Lessee to cause to be delivered the insurance certificates (other than a certificate of the Lessee) described therein) or 11 of this Facility Lease; or

                      (iii) the Lessee  shall  fail to  perform  or observe  any covenant or  agreement  to be  performed or observed by it under
                Section 10(b)(3)(viii) of the Participation Agreement and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                      (iv) the Lessee shall fail to perform its agreements set
                forth in Section 5(a) hereof; or

                         (v) the Lessee  shall  fail to  perform or observe  any
                covenant, condition or agreement (other than covenants, conditions or agreements referred to in clauses (i) through (iv) above) to be performed or observed by it under this Facility Lease or any other Transaction Document, and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or




                                      -34-

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
                      (vi) any  representation or warranty made by the Lessee in this Facility Lease, any other Transaction Document (other than the Tax Indemnification Agreement) or any agreement, document or certificate delivered by the Lessee in connection herewith or therewith shall prove to have been incorrect in any material respect when any such representation or warranty was made or given and shall remain material and materially incorrect at the time in question; or

                      (vii) the Lessee shall  commence a voluntary case or other proceeding seeking liquidation, reorganization or. other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking of possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against the Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 consecutive days; or

                      (viii) final judgment for the payment of money in excess of $1,000,000 shall be rendered against the Lessee and the. Lessee shall not have discharged the same or provided for its discharge in accordance with its terms or bonded the same or procured a stay of execution thereof within 60 days from the entry thereof; or

6091.CHASEU1.LEASE.47:1

                      (ix) (1) a default by the Lessee under the ANPP Participation Agreement in consequence of which the Lessee's right to receive its Generation Entitlement Share in PVNGS is suspended by the other ANPP Participants, or (2) the giving by any ANPP Participant of a notice 'under Section 23.2 (or any comparable successor provision) of the ANPP Participation Agreement respecting a default thereunder by the Lessee and the lapse of 20 Business Days from the giving of such notice without the Lessee having cured such default; provided however, that for purposes of this clause (2) if the Lessee shall have, in good faith, disputed the existence or nature of a default and such dispute shall have become the subject of an arbitration under section 24 (or any comparable successor provision) of the ANPP Participation Agreement, such 20 Business Day period shall commence on the date of the final determination of the board of arbitrators under such Section 24; or

                         (x) (1) the Lessee  shall fail to pay when due (whether
                  by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Debt (which term shall mean (A) indebtedness for borrowed money, (B) obligations as lessee under leases and (C) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (A) or (B) above, in each case if the principal amount (or equivalent) thereof (or in the case of any operating lease, an equivalent on the assumption such lease were a lease required to be capitalized in accordance with generally accepted accounting principles) is greater than $20,000,000 ($5,000,000 in the case of any PVNGS operating lease)) of the Lessee, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, but only if the Lessee shall have received notice of such failure or a Responsible Officer of the Lessee shall have actual knowledge of such failure; or (2) any other



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

                 default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt, but only if the Lessee shall have received notice of such default or event or a Responsible Officer of the Lessee shall have actual knowledge of such default or event.

                  SECTION 16.  Remedies.

                (a) Remedies. Upon the occurrence of any Event of Default and so long as the same shall be continuing, the Lessor may, at its option, declare this Facility Lease to be in default by written notice to such effect given to the Lessee, and may exercise one or more of the following remedies as the Lessor in its sole discretion shall elect:

                      (i) the Lessor may,  by notice to the  Lessee,  rescind or terminate this Facility Lease;

                      (ii) the Lessor may (x) demand that the Lessee, and thereupon the Lessee shall, return possession of the Undivided interest and the Real Property Interest promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Facility Lease as if the Undivided Interest and the Real Property Interest were being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (y) subject to Applicable Law, enter upon the PVNGS Site and take immediate possession of (to the exclusion of the Lessee) the Undivided Interest and the Real Property Interest, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

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
                      (iii) the Lessor may sell the  Undivided  Interest and the
                Real Property Interest, or any part thereof, together with any interest of the Lessor under the Assignment and assumption, at public or private sale in a commercially reasonable manner, as the Lessor may determine, free and clear of any rights of the Lessee in the Undivided Interest and the Real Property Interest and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (V) or (vi) below if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under clause (v) or (vi) below if the Lessor shall elect to exercise its rights thereunder).

                      (iv) the Lessor may hold, keep idle or lease to others all or any part of the Undivided Interest and the Real Property Interest, as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent for periods commencing after the Lessee shall have been deprived of use of the Undivided Interest and the Real Property Interest pursuant to this clause (iv) shall be reduced by an amount equal to the net proceeds, if any, received by the Lessor from leasing the Undivided interest and the Real Property Interest to any Person other than the Lessee for the same periods or any portion thereof;

                         (v) except in the case of an Event of Default specified
                in clause (iv) of Section 15 (subject, however, to the provisos to the first sentence of Section 16(c) hereof), the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise its rights under clause (i),

6091.CHASEU1.LEASE.47:1

                (ii), (iii) or (iv) above, demand, by written notice to the Lessee specifying a payment date which shall be a Basic Rent Payment Date not earlier than 10 days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Basic Rent Payment Date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu Of the Basic Rent due after the Basic Rent Payment Datespecified in such notice) , any unpaid Rent due through the Basic Rent payment Date specified in such notice plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the interest rate specified in. Section 3(b)
                (iii) from the Basic Rent Payment Date specified in such notice to the date of actual payment) (and, in the case of (C) below, upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment) Transfer to the Lessee the. Undivided Interest and the Real Property Interest):

                                (A) an amount  equal to the  excess,  if any, of
                           (1) Casualty Value, computed as of the Basic Rent Payment Date specified in such notice, over (2) the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of 'Unit 1) until the end of the remaining useful life of Unit 1, after discounting such Fair Market Rental Value semi-annually to present value as of the Basic Rent Payment Date specified in such notice at a rate of 10% per annum:

                                (B) an amount  equal to the  excess,  if any, of
                         (1) such Casualty Value over (2) the Fair Market Sales Value of the Undivided interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 1) as of the Basic Rent Payment Date specified in such notice;

6091.CHASEU1.LEASE.47:1

                                (C) an amount  equal to the  excess,  if any, of
                           (1) the present value as of the Basic Rent Payment Date specified in such notice of all installments of Basic Rent until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum, over (2) the present value as of such Basic Rent Payment Date of the Fair Market Rental Value of the Undivided Interest and the Real Property interest (determined on the basis of the then actual condition of Unit I) until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum; or

                                (D) an  amount  equal to the  higher  of (1) the
                         Casualty Value (special casualty Value if the Event of Default is an event specified in clause (V), (viii) or
                         (x) (2) of-Section 15 hereof), computed as of the Basic Rent Payment Date specified in such notice or (2) the Fair Market Sales Value of the Undivided Interest and the Real Property Interest;

                      (vi) if the  Lessor  shall  have  sold  all the  Undivided
                Interest and the Real Property Interest pursuant to clause (iii) above, the Lessor, in lieu of exercising its rights under clause
                (V) above with respect to the Undivided Interest and the Real Property Interest may, if it shall so elect, demand that the Lessee pay to the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent due for periods commencing after the next Basic Rent Payment Date following the date of such sale), any unpaid Basic Rent due through such Basic Rent Payment Date, plus the amount of any deficiency of the Sale Proceeds under the casualty Value, computed as of such Basic Rent Payment Date, together with interest at the interest rate specified in Section 3(b) (iii) on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment; or



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6091.CHASEU1.LEASE.47:1

                 (vii) in the case of an Event of  Default  specified  in clause
                 (iv) of Section 15, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be not earlier than the date 30 days after the last. Basic Rent Payment Date of the Lease Term, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such last payment date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due through such last Basic Rent Payment Date plus an amount (not less than zero) equal to the Fair Market Sales value (determined without regard to the obligation of the Lessee under Section l0(b)(3)(xi) of the participation Agreement) of the Undivided Interest and the Real Property Interest (determined on the basis of the actual condition of Unit 1) determined as of such last Basic Rent Payment Date (together with interest on such amount at the interest rate specified in Section 3(b)(iii) from such last Basic Rent Payment Date to the date of actual payment) and upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment) Transfer to the Lessee the Undivided Interest and the Real Property Interest); provided, however, that the Lessor may not exercise the foregoing remedy if the Lessor shall have failed to Transfer the undivided Interest and the Real Property Interest to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest cash bid on or before the date on which such Event of Default arose excluding, however, any such cash bid which the Lessor or the Owner Participant determines was not submitted in good faith, or as to which the bidder fails to certify to the Lessor such information as the Lessor or Owner Participant may reasonably request in order to determine whether or not such bid was submitted in good faith (and the Lessor agrees that it will, if and to the extent so requested by the Lessee on or

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

                 after the date 90 days preceding such last Basic rent payment Date, use reasonable efforts (at the expense off the Lessee) for a period ending :n the day 90 days after such last Basic Rent Payment Date, to find a Person willing to submit such cash bid; provided, however, that the failure of the Lessor to do so shall not relieve the Lessee of its obligations under this clause (vii)).

                  (b) No Release. No rescission or termination of this Facility Lease, in whole or in part, or repossession of the Undivided Interest or the Real Property Interest or exercise of any remedy under paragraph (a) of this
Section 16 shall, except as specifically provided therein, relieve the Lessee of any of its liabilities and obligations hereunder. In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor or the Owner Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto. At any sale of the Undivided Interest, the Real Property Interest or any part thereof pursuant to this Section 16, the Owner Participant, the Lessor or the Indenture Trustee may bid for and purchase such property.

                  (c) Remedies Cumulative. No remedy under paragraph (a) of this
Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under such paragraph (a) or otherwise available to the Lessor at law or in equity; provided, however, that notwithstanding anything to the contrary set forth in this Facility Lease, the remedy set forth in Section 16(a) (vii) shall be. the sole and exclusive remedy under this Section 16 in the case of an Event of Default specified in clause
(iv) of Section 15, unless the Lessee is in default of its payment obligations under Section 16 (a) (vii), in which case the Lessor may exercise its other remedies under Section 16(a); (except that the maximum amount payable by the Lessee in the event of the exercise by the Lessor of any of the remedies provided for in Section 16(a) (v) or (vi) shall not exceed the total amount payable by the Lessee under Section 16(a) (vii) minus the amount provided in subclause (2) of clause (A), (3) or (C) of such Section 16(a) (v) , if the

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

Lessor elects a remedy specified in said clause (A) , (B) or (C), or the deficiency referred to in Section 16(a) (vi), if the Lessor elects the remedy specified in Section 16(a) (vi) hereto). No express or implied waiver by the Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Undivided Interest or Unit 1 in mitigation of the Lessor's damages as set forth in paragraph (a) of this Section 16 or which may otherwise limit or modify any of the Lessor's rights and remedies provided in this Section 16.

                  (d) Exercise of Other Rights or Remedies. In addition to all other rights and remedies provided in this Section 16, the Lessor may, except td the extent expressly limited by provisions of this Section 16, exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                  (e) Special Cure Right of Lessee. In the event a "Notice of Default is given under Section l5(iii) the Lessee may, on or prior to the occurrence of an Event of Default resulting therefrom, give written notice to the Lessor stating that the Lessee has elected to exercise the option (the Cure Option) provided in this Section 16(e), which election shall be irrevocable as to the Lessee. Promptly after the giving of such notice, the Lessee and the Owner Participant shall agree upon the Fair Market Sales Value of the Undivided Interest and the Real Property Interest or, if they shall be unable so to agree within one month after the date of the Lessee's notice, such value shall be determined by the Appraisal Procedure. On the Basic Rent Payment Date next following the date that such Fair Market Sales Value shall have been determined,

6091.CHASEU1.LEASE.47:1
the Lessee shall pay to the Lessor all Rent due on such Basic Rent Payment Date, plus an amount equal to the excess at (i) the greater of such Fair Market Sales Value and the Casualty Value determined as of such Basic Rent Payment Date over
(ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. Upon compliance in full by the Lessee with the foregoing provisions of this paragraph (a) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Motes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing) Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the Owner Participant shall have received under Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this paragraph (a) (including interest, if any, thereon pursuant to Section 3(b)(iii)), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b) (4) of the Participation Agreement; provided, however, that the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then outstanding and this Facility Lease shall become a security agreement for all purposes of Applicable Law. The Lessee agrees to use its best efforts to comply with the conditions respecting its assumption set forth in Section 3.9(b) of the Indenture and, failing such assumption, agrees to accept a transfer of the owner Participant's right, title and interest in the Trust Estate pursuant to Section 7(b) (4) of the Participation Agreement.

                SECTION 17.  Notices.

                  All communications and notices provided for in this Facility Lease shall be in writing and shall be given in person (with signed receipt of an officer of the Owner Participant in the case of a delivery to the Owner Participant) or by means of telex, telecopy, or other wire transmission, or



                                      -44-
6091.CHASEU1.LEASE.47:1
mailed by registered or certified mail, or delivered by express delivery service, addressed as provided in the Participation Agreement. All such communications and notices given in such manner shall be effective on the date of receipt of such communication or notice.

                SECTION 18.  Successors and Assigns.

                This Facility Lease, including all agreements, covenants, indemnities, representations and warranties, shall be binding upon and inure to the benefit of the Lessor and its successors and permitted assigns, and the Lessee and its successors and, to the extent permitted hereby, assigns.

                  SECTION 19.  Right to Perform for Lessee.

                If the Lessee shall fail to make any payment of Rent to be made by it, or shall fail to perform or comply with any of its other agreements contained herein, or fail to make any payment to be made by it under any ANPP Project Agreement, or shall fail to perform or comply with any of its other agreements contained in any ANPP Project Agreement, either the Lessor or the owner Participant may, but shall not be obligated to, tender such payment, or effect such performance or compliance, and the amount of such payment and the amount of all costs and expenses (including, without limitation, attorneys' and other professionals' fees and expenses) of the Lessor or the Owner Participant, as the case may be, incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Penalty Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand. In the event that the Lessor or the owner Participant shall cure any default by the Lessee under the ANPP Participation Agreement, then (so long as an Event of Default has occurred and is continuing) the Lessor, together with each other Person contributing to such cure, shall be entitled (to the full extent enforceable in accordance with Applicable Law) to receive the Generation Entitlement Share of the Lessee under the ANPP Participation Agreement (not limited to Unit 1), with each contributor to receive a percentage of such Generation Entitlement Share equal to the percentage of the cure contributed thereby.

6091.CHASEU1.LEASE.47:1

                  SECTION 20. Additional Covenants.

                  The Lessee agrees to comply with and to pay, as Supplemental Rent, all amounts payable by it under the provisions of Section 13 of the Participation Agreement and under the provisions of the Tax Indemnification Agreement, which provisions are incorporated herein by this reference as fully as if set forth in full at this place. The Lessee agrees to comply with its covenants and agreements set forth in Sections 10(b), 14 and 16 of the Participation Agreement and Articles III, IV, V and VI of the Assignment and Assumption, which covenants and agreements are incorporated herein by this reference as fully as if set forth in full at this place.

                  SECTION 21.  lease of Real Property Interest.

                  Pursuant to the Deed and the Assignment of Beneficial Interest, the Lessee has sold to the Lessor the Real Property Interest. The Lessor hereby grants to the Lessee a leasehold interest in the Real Property Interest, such leasehold to be coterminous with the lease of the Undivided Interest hereunder and to be at a rent per annum equal to the respective percentages of the Real Estate Investment for the applicable period set forth or derived from the respective percentages of Facility Cost in clauses (i), (ii) and (iii), respectively, of Section 3(a) hereof (which rent is incorporated as part of Basic Rent payable pursuant to Section 3(a) hereof).

                  SECTION 22.  Amendments and Miscellaneous.

                  (a) Amendments in Writing. The terms of this Facility Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

                  (b) Survival. (1) All indemnities, representations and warranties contained in this Facility Lease and the other Transaction Documents and the Financing Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive, and continue in effect following, the execution and delivery of this Facility Lease and the expiration or other termination of this Facility Lease.

609l.CHASEUl. LEASE. 47:1

                  (2) The obligations of the Lessee to pay supplemental Rent and the obligations of the Lessee under sections 5, 16, 19 and 20 hereof shall survive the expiration or termination of this Facility Lease. The extension of any applicable statute of limitations by the Owner Trustee, the indenture Trustee, the Lessee, the Owner Participant, the Loan Participant or any Indemnitee shall not affect such survival. The obligations of the Lessee under
Section 20 are expressly made for the benefit of, and shall be enforceable by, any Indemnitee, separately or together, without declaring this Facility Lease to be in default and notwithstanding any assignment by the Lessor of this Facility Lease or any of its rights thereunder or any disposition of all or any part of any interest in the Undivided interest, the Real Property interest, Unit 1 or any other property referred to in this Facility Lease or in this Facility Lease or any other Transaction Document or Financing Document. All payments required to be made pursuant to Section 20 shall be made directly to, or as otherwise requested by, the Indemnitee entitled thereto upon written demand by such Indemnitee.

                  (a) Severability of Provisions Any provision of this Facility Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision or law which renders any provision hereof prohibited or unenforceable in any respect.

                  (d) True Lease. This Facility Lease shall constitute an agreement of lease and nothing herein or elsewhere shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest or the Real Property Interest, except as lessee only.

                  (e) Original lease. The single executed original of this Facility Lease marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Facility Lease. To the extent that this Facility Lease constitutes chattel paper, as such term is defined in the Uniform commercial code as in effect in any applicable jurisdiction, no security interest in this Facility Lease may be created through the transfer or possession of any counterpart other than the "Original".

6091.CHASEU1. LEASE. 47:1

(f) Governing Law. This Facility Lease shall be governed by and construed in accordance with the law of the state of flew York, except to the extent that pursuant to the law of the State of Arizona the law of the State of Arizona is mandatorily applicable hereto.

                  (g) Headings. The division of this Facility Lease into sections, the provision of a table of con-tents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Facility Lease.

                  (h) Concerning the Owner Trustee. FNB is entering into this Facility Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding FNB personally but are made and intended for the purpose of binding only the Trust Estate, and this Facility Lease is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against FNB or any successor in trust or the Owner Participant on account of any representation, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder, may look to the Trust Estate for satisfaction of the same and the owner Trustee or its successor interest, as applicable, shall be personally liable for its own gross negligence or willful-misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities

6091. CHASEUlLEASE. 47:1
and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder.

                  (i) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chase Manhattan Realty Leasing Corporation, a New York corporation whose address is One Chase Manhattan Plaza (20th Floor), New York, New York 10081, Attention of Leasing Administrator. The address of the beneficiary is also therein described. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (j) Counterpart Execution. This Facility Lease may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

6091.CHASEU1.LEASE.47:1

IN WITNESS WHEREOF, each of the parties hereto has caused this Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.

                                       THE FIRST NATIONAL BANK OF
                                         BOSTON,  not in its  individual
                                         capacity,  but  solely as Owner
                                         Trustee     under    a    Trust
                                         Agreement, dated as of December
                                         15, 1986,  with Chase Manhattan
                                         Realty Leasing Corporation

                                       By
                                           -----------------------------
                                              Assistant Vice President



                                       PUBLIC SERVICE COMPANY
                                         OF NEW MEXICO


                                       By
                                           -----------------------------
                                            Senior Vice President and
                                             Chief Financial Officer
















6091.CHASEU1.LEASE.47:1

State of New York    )
                     )  ss:
County of New York   )

The foregoing instrument was acknowledged before me this 15th day of December, 1986, by A.J. Robison, Senior Vice President and Chief Financial Officer of Public Service Company of New Mexico, a New Mexico Corporation, on behalf of the corporation.

                                            /s/ Delia T. Santiago
                                           -----------------------
                                               Notary Public
                                               Delia T. Santago
                                       Notary Public State of New York
                                               No 41-3451160
                                         Qualified In Queens County
                                      Commission Expires March 30, 1987


State of New York    )
                     ) ss.
County of New York   )





The foregoing instrument was acknowledged before me this 15th day of December, 1986, by Martin F. Henry, Assistant Vice President of The First Natiohal Bank of Boston, a national banking association, on behalf of the banking association as Owner Trustee under that certain Trust Agreement dated as of December 15, 1986.


                                             /s/ David A. Spivak
                                            ------------------------
                                                 Notary Public

                                                David A. Spivak
                                         Notary Public, State of New York
                                                 No. 31-4693488
                                          Qualified in New York County
                                        Commission Expires March 10, 1987

                                                                   SCHEDULE 1
                                                                   TO FACILITY
                                                                   LEASE
                           SCHEDULE OF CASUALTY VALUES

 BASIC RENT                                             PERCENTAGE OF
PAYMENT DATE                                            FACILITY COST
------------                                            -------------

15JAN87                                                     105.94334
15JUL87                                                     104.82779

15JAN88                                                     106.20642
15JUL88                                                     105.17772

15JAN89                                                     108.21549
15JUL89                                                     107.07107

15JAN90                                                     109.47569
15JUL90                                                     108.31785

15JAN91                                                     110.15808
15JUL91                                                     108.97072

15JAN92                                                     110.21149
15JUL92                                                     108.95844

15JAN93                                                     109.62035
15JUL93                                                     108.26330

15JAN94                                                     108.30191
15JUL94                                                     106.80048

15JAN95                                                     106.29835
15JUL95                                                     104.89817

15JAN96                                                     104.18824
15JUL96                                                     102.85333

15JAN97                                                     102.10833
15JUL97                                                     100.70463

15JAN98                                                     99.83623
15JUL98                                                     98.33687

15JAN99                                                     97.32303
15JUL99                                                     95.71397

15JAN100                                                    94.53854
15JUL100                                                    92.80428

15JAN101                                                    91.45971
15JUL101                                                    89.82730

                           SCHEDULE OF CASUALTY VALUES

 BASIC RENT                                             PERCENTAGE OF
PAYMENT DATE                                            FACILITY COST
------------                                            -------------

15JAN102                                                    88.14857
15JUL102                                                    86.22766

15JAN103                                                    84.62272
15JUL103                                                    82.60677

15JAN104                                                    80.88149
15JUL104                                                    78.76212

15JAN105                                                    76.90592
15JUL105                                                    74.67525

15JAN106                                                    72.67859
15JUL106                                                    70.32818

15JAN107                                                    68.18158
15JUL107                                                    65.70404

15JAN108                                                    63.39779
15JUL108                                                    60.78382

15JAN109                                                    58.30671
15JUL109                                                    55.54644

15JAN110                                                    52.88659
15JUL110                                                    49.96951

15JAN111                                                    47.11428
15JUL111                                                    44.02926

15JAN112                                                    40.96522
15JUL112                                                    37.70042

15JAN113                                                    34.41334
15JUL113                                                    30.95620

15JAN114                                                    27.43099
15JUL114                                                    23.76819

15JAN115                                                    20.00000

                                                                      SCHEDULE 2
                                                                              TO
                                                                  FACILITY LEASE

                      SCHEDULE OF SPECIAL CASUALTY VALUES

BASIC RENT         PERCENTAGE OF            BASIC RENT          PERCENTAGE OF
PAYMENT DATE       FACILITY COST           PAYMENT DATE         FACILITY COST
------------       -------------           ------------         -------------

15JAN87             105.93953                15JUN90              107.84240
15FEB87             106.39611                15JUL90              107.91093
15MAR87             106.86087                15AUG90              107.97717
15APR87             105.85050                15SEP90              107.46000
15MAY87             106.19610                15OCT90              107.51432
15JUN87             104.47466                15NOV90              107.57126
15JUL87             104.79951                15DEC90              107.51733
15AUG87             105.11218
15SEP87             104.31547                15JAN91              109.64942
15OCT87             104.60756                15FEB91              109.69166
15NOV87             104.90548                15MAR91              109.73644
15DEC87             104.94556                15APR91              109.28655
                                             15MAY91              109.31183
15JAN88             106.14985                15JUN91              108.32723
15FEB88             106.38006                15JUL91              108.33966
15MAR88             106.61522                15AUG91              108.34874
15APR88             105.91697                15SEP91              107.86031
15MAY88             106.12748                15OCT91              107.85663
15JUN88             104.87501                15NOV91              107.85491
15JUL88             105.07218                15DEC91              107.76886
15AUG88             105.25702
15SEP88             104.66908                15JAN92              109.45422
15OCT88             104.84050                15FEB92              109.43576
15NOV88             105.01603                15MAR92              109.41913
15DEC88             105.02104                15APR92              109.03902
                                             15MAY92              109.00388
15JAN89             108.05718                15JUN92              108.10129
15FEB89             108.20650                15JUL92              108.05429
15MAR89             108.35960                15AUG92              108.00214
15APR89             107.74554                15SEP92              107.53770
15MAY89             107.87894                15OCT92              107.47373
15JUN89             106.71734                15NOV92              107.41103
15JUL89             106.83931                15DEC92              107.28985
15AUG89             106.95663
15SEP89             106.40377                15JAN93              108.56550
15OCT89             106.50984                15FEB93              108.48510
15NOV89             106.61914                15MAR93              108.40583
15DEC89             106.59029                15APR93              108.08086
                                             15MAY93              107.98296
15JAN90             109.16669                15JUN93              107.14780
15FEB90             109.26305                15JUL93              107.03709
15MAR90             109.36257                15AUG93              106.91991
15APR90             108.83335                15SEP93              106.46755
15MAY90             108.91403                15OCT93              106.33746

                      SCHEDULE OF SPECIAL CASUALTY VALUES

BASIC RENT         PERCENTAGE OF            BASIC RENT          PERCENTAGE OF
PAYMENT DATE       FACILITY COST           PAYMENT DATE         FACILITY COST
------------       -------------           ------------         -------------

15NOV93             106.20789                15MAR97               98.92106
15DEC93             106.04267                15APR97               98.69482
                                             15MAY97               98.46857
15JAN94             106.90052                15JUN97               97.92681
15FEB94             106.75067                15JUL97               97.70056
15MAR94             106.60116                15AUG97               97.46285
15APR94             106.32122                15SEP97               97.13509
15MAY94             106.15192                15OCT97               96.89738
15JUN94             105.37730                15NOV97               96.65967
15JUL94             105.20324                15DEC97               96.42196
15AUG94             105.02141
15SEP94             104.58183                15JAN98               96.55907
15OCT94             104.40000                15FEB98               96.30932
15NOV94             104.21817                15MAR98               96.05956
15DEC94             104.02334                15APR98               95.80980
                                             15MAY98               95.56004
15JAN95             104.50146                15JUN98               95.01569
15FEB95             104.31151                15JUL98               94.76594
15MAR95             104.12156                15AUG98               94.50352
15APR95             103.92206                15SEP98               94.16087
15MAY95             103.73211                15OCT98               93.89845
15JUN95             103.07090                15NOV98               93.63604
15JUL95             102.88096                15DEC98               93.37362
15AUG95             102.68252
15SEP95             102.30494                15JAN99               93.45452
15OCT95             102.10651                15FEB99               93.17880
15NOV95             101.90807                15MAR99               92.90309
15DEC95             101.70963                15APR99               92.62737
                                             15MAY99               92.35165
15JAN96             101.94689                15JUN99               91.80293
15FEB96             101.73958                15JUL99               91.52721
15MAR96             101.53228                15AUG99               91.23752
15APR96             101.32498                15SEP99               90.87752
15MAY96             101.11768                15OCT99               90.58782
15JUN96             100.57447                15NOV99               90.29813
15JUL96             100.36717                15DEC99               90.00844
15AUG96             100.15060
15SEP96             99.83425                 15JAN100              90.02972
15OCT96             99.61768                 15FEB100              89.72534
15NOV96             99.40112                 15MAR100              89.42096
15DEC96             99.18455                 15APR100              89.11658
                                             15MAY100              88.81220
15JAN97             99.37356                 15JUN100              88.25712
15FEB97             99.14731                 15JUL100              87.95274

                      SCHEDULE OF SPECIAL CASUALTY VALUES

BASIC RENT         PERCENTAGE OF            BASIC RENT          PERCENTAGE OF
PAYMENT DATE       FACILITY COST           PAYMENT DATE         FACILITY COST
------------       -------------           ------------         -------------

15AUG100            87.63464                 15JAN104             73.32182
15SEP100            87.25627                 15FEB104             72.92437
15OCT100            86.93817                 15MAR104             72.52692
15NOV100            96.62007                 15APR104             72.12947
15DEC100            86.30198                 15MAY104             71.73202
                                             15JUN104             71.15925
15JAN101            86.26162                 15JUL104             70.76180
15FEB101            85.93294                 15AUG104             70.35147
15MAR101            85.60426                 15SEP104             69.90958
15APR101            85.27558                 15OCT104             69.49925
15MAY101            84.94690                 15NOV104             69.08892
15JUN101            84.39059                 15DEC104             68.67859
15JUL101            84.06191
15AUG101            93.72136                 15JAN105             68.46113
15SEP101            83.33069                 15FEB105             68.03909
15OCT101            82.99014                 15MAR105             67.61705
15NOV101            82.64959                 15APR105             67.19500
15DEC101            82.30904                 15MAY105             66.77296
                                             15JUN105             66.18738
15JAN102            82.21225                 15JUL105             65.76533
15FEB102            81.86080                 15AUG105             65.32961
15MAR102            81.50935                 15SEP105             64.86454
15APR102            81.15790                 15OCT105             64.42882
15MAY102            80.80645                 15NOV105             63.99309
15JUN102            80.25110                 15DEC105             63.55736
15JUL102            79.89965
15AUG102            79.53619                 15JAN106             63.29973
15SEP102            79.13288                 15FEB106             62.85157
15OCT102            78.76943                 15MAR106             62.40341
15NOV102            78.40598                 15APR106             61.95525
15DEC102            78.04252                 15MAY106             61.50709
                                             15JUN106             60.90786
15JAN103            77.89921                 15JUL106             60.45970
15FEB103            77.52494                 15AUG106             59.99702
15MAR103            77.15066                 15SEP106             59.50733
15APR103            76.77639                 15OCT106             59.04465
15MAY103            76.40211                 15NOV106             58.58197
15JUN103            75.84136                 15DEC106             58.11930
15JUL103            75.46709
15AUG103            75.08068                 15JAN107             57.81968
15SEP103            74.66059                 15FEB107             57.34380
15OCT103            74.27418                 15MAR107             56.86793
15NOV103            73.88776                 15APR107             56.39205
15DEC103            73.50135                 15MAY107             55.91618

                      SCHEDULE OF SPECIAL CASUALTY VALUES

BASIC RENT         PERCENTAGE OF            BASIC RENT          PERCENTAGE OF
PAYMENT DATE       FACILITY COST           PAYMENT DATE         FACILITY COST
------------       -------------           ------------         -------------

15JUN107            55.30241                 15NOV110             33.40813
15JUL107            54.82804                 15DEC110             32.82000
15AUG107            54.33674
15SEP107            53.82087                 15JAN111             32.33061
15OCT107            53.32957                 15FEB111             31.72573
15NOV107            52.83828                 15MAR111             31.12085
15DEC107            52.34698                 15APR111             30.51597
                                             15MAY111             29.91109
15JAN108            52.00389                 15JUN111             29.22912
15FEB108            51.49859                 15JUL111             28.63357
15MAR108            50.99328                 15AUG111             28.00911
15APR108            50.48798                 15SEP111             27.37107
15MAY108            49.98267                 15OCT111             26.74661
15JUN108            49.35342                 15NOV111             26.12215
15JUL108            48.85134                 15DEC111             25.49770
15AUG108            48.32967
15SEP108            47.78597                 15JAN112             24.95370
15OCT108            47.26430                 15FEB112             24.31147
15NOV108            46.74262                 15MAR112             23.66923
15DEC108            46.22095                 15APR112             23.02700
                                             15MAY112             22.38477
15JAN109            45.83185                 15JUN112             21.68291
15FEB109            45.29531                 15JUL112             21.05240
15MAR109            44.75877                 15AUG112             20.38938
15APR109            44.22223                 15SEP112             19.71588
15MAY109            43.68570                 15OCT112             19.05287
15JUN109            43.03996                 15NOV112             18.38985
15JUL109            42.50852                 15DEC112             17.72684
15AUG109            41.95461
15SEP109            41.38135                 15JAN113             17.12501
15OCT109            40.82744                 15FEB113             16.44313
15NOV109            40.27353                 15MAR113             15.76124
15DEC109            39.71962                 15APR113             15.07936
                                             15MAY113             14.39748
15JAN110            39.28180                 15JUN113             13.67445
15FEB110            38.71211                 15JUL113             13.00689
15MAR110            38.14242                 15AUG113             12.30295
15APR110            37.57273                 15SEP113             12.30295
15MAY110            37.00305                 15OCT113             10.88784
15JUN110            36.33976                 15NOV113             10.18390
15JUL10             35.77719                 15DEC113              9.47996
15AUG110            35.18906
15SEP110            34.58439                 15JAN114              8.81689
15OCT110            33.99626                 15FEB114              8.09292

                      SCHEDULE OF SPECIAL CASUALTY VALUES

BASIC RENT         PERCENTAGE OF            BASIC RENT          PERCENTAGE OF
PAYMENT DATE       FACILITY COST           PAYMENT DATE         FACILITY COST
------------       -------------           ------------         -------------

15MAR114              7.36895
15APR114              6.64498
15MAY114              5.92101
15JUN114              5.17546
15JUL114              4.46863
15AUG114              3.72125
15SEP114              2.97008
15OCT114              2.22270
15NOV114              1.47531
15DEC114              0.72793

15JAN115              0.00000

                                                                      Schedule 3
                                                                              to
                                                                  Facility Lease

                         SCHEDULE OF TERMINATION VALUES

BASIC RENT                                               PERCENTAGE OF
PAYMENT DATE                                             FACILITY COST
------------                                             -------------

15JAN87                                                     105.94334
15JUL87                                                     104.82779

15JAN88                                                     106.20642
15JUL88                                                     105.17772

15JAN89                                                     108.21549
15JUL89                                                     107.07107

15JAN90                                                     109.47569
15JUL90                                                     108.31785

15JAN91                                                     110.15808
15JUL91                                                     108.97072

15JAN92                                                     110.21149
15JUL92                                                     108.95844

15JAN93                                                     109.62035
15JUL93                                                     108.26330

15JAN94                                                     08.30191
15JUL94                                                     106.80048

15JAN95                                                     106.29835
15JUL95                                                     104.89817

15JAN96                                                     104.18824
15JUL96                                                     102.85333

15JAN97                                                     102.10833
15JUL97                                                     100.70463

15JAN98                                                     99.83623
15JUL98                                                     98.33687

15JAN99                                                     97.32303
15JUL99                                                     95.71397

15JAN100                                                    94.53854
15JUL100                                                    92.80428

15JAN101                                                    91.45971
15JUL101                                                    89.62720

                         SCHEDULE OF TERMINATION VALUES

BASIC RENT                                               PERCENTAGE OF
PAYMENT DATE                                             FACILITY COST
------------                                             -------------

15JAN102                                                    88.14857
15JUL102                                                    86.22766

15JAN103                                                    84.62272
15JUL103                                                    82.60677

15JAN104                                                    80.88149
15JUL104                                                    78.76212

15JAN105                                                    76.90592
15JUL105                                                    74.67525

15JAN106                                                    72.67859
15JUL106                                                    70.32818

15JAN107                                                    68.18158
15JUL107                                                    65.70404

15JAN108                                                    63.39779
15JUL108                                                    60.78382

15JAN109                                                    58.30671
15JUL109                                                    55.54644

15JAN110                                                    52.88659
15JUL110                                                    49.96951

15JAN111                                                    47.11428
15JUL111                                                    44.02926

15JAN112                                                    40.96522
15JUL112                                                    37.70042

15JAN113                                                    34.41334
15JUL113                                                    30.95620

15JAN114                                                    27.43099
15JUL114                                                    23.76819

15JAN115                                                    20.0000

                                   SCHEDULE 4
                                       to
                                 FACILITY LEASE


                     REAL PROPERTY INTEREST DESCRIPTlON

     The Real Property Interest is a (i) 0.5% undivided interest in the land described in I below, a (ii).566667% undivided interest in the rights and interests described in II below, and (iii) a .566667% undivided interest in the rights and interests described in III below.


    I.      PVNGS PLANT SITE

    PARCEL NO. 1: Lot Four (4); the Southwest quarter of the Northwest quarter; and the West half of the Southwest quarter, all in Section Two (2), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

    PARCEL NO. 2: All of Section  Three (3),  Township One (1) South,  Range Six
    (6) West of the Gila and Salt River Base and Meridian, Maricopa county, Arizona.

    PARCEL NO. 3: The East half of Section Four (4), Township One (l) South, Range Six (6) West of the Gila and Sa1t River Base and Meridian, Maricopa County, Arizona.

    PARCEL NO. 4:The West half of Section Twenty-six (26), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

    PARCEL NO. 5: Section  Twenty-seven (27),  Township One (1) North, Range Six
    (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the Northwest quarter of Section 27.

    PARCEL NO. 6: The Southeast quarter of Section  Twentyeight  (28),  Township
    One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT 50% of all oil, gas and other mineral deposits and geothermal resources recovered from or developed on the property, as reserved in instrument recorded May 10, 1974 in Docket 10647, page 136.



    6091. CHASEUl. LEASE.47:l

    PARCEL No. 7: The East half of Section Thirty-three (33), Township One (1) North, Range Six (6) West of the Gila ant Salt River Base and Meridian, Maricopa County, Arizona.

    PARCEL NO. 8: All of Section Thirty-four (34), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

    PARCEL NO. 9: The West half of Section Thirty-five (35), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

    PARCEL NO. 10: The Southeast quarter of Section Nine (9), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the Northwest quarter thereof.

    PARCEL NO. 11: All of Section Ten (10),  Township  One (1) South,  Range Six
    (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the East half of the Southeast quarter thereof; and EXCEPT the North half of the South half of the Northwest quarter of the Northwest quarter thereof.

    PARCEL NO. 12: That part of the East half of the Southwest quarter of Section Twenty-three (23), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

                  BEGINNING at the Southeast corner of the said East half of the Southwest quarter of Section 23; thence West, an assumed bearing along the South line of the said East half of the Southwest quarter of Section 23, for a distance of 762.04 feet; thence North. 0 degrees 03 minutes 39 seconds West; parallel to the East line of the said East half of the Southwest quarter of Section 23, for a distance of 1946.46 feet to a point on the South right-of-way line of the 200 foot wide HASSAYAMPA-SALDME HIGHWAY, as recorded in Book 12 of Road Maps, page 82, Maricopa County Recorder, Maricopa County, Arizona; thence continuing North 0 degrees 03 minutes 39 seconds West for a distance of 234.15 feet to a point on the North right-of-way line of said highway; thence South



                                       -2-

609l.CHASEUl.LEASE.47:1

        58 degrees 43 minutes 35 seconds East, along said North right-of-way line for a distance of 892.17 feet to a point on the said East line of the East half of the Southwest quarter of Section 23; thence South 0 degrees 03 minutes 39 seconds East, along said East line for a distance of 234.15 feet to a point on the said South right-of-way line; thence continuing South 0 degrees On minutes 39 seconds East for a distance of 1483.31 feet to the true point of beginning;

                  EXCEPT the East 305 feet of the South 305 feet thereof; and EXCEPT one-half of the minerals and mineral rights and mineral estates of every kind and nature, as set forth in Deed recorded in Docket 11652, page 52, Maricopa County Records.

PARCEL NO. 13: The North half of the South half of the Northwest quarter of the Northwest quarter of Section Ten (10), Township One (l) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

II.       HASSAYAMA PUMPING STATION AND EFFLUENT PIPEINE

                All real property, leases, licenses, easements, rights-of-way and other property held by Title USA Company of Arizona Trust No. 530 established by that certain Trust Agreement dated October 15, 1975, as amended, but excluding therefrom all improvements.

III.       MISCELLANEOUS REAL PROPERTY INTERESTS

                Those ANPP Project Agreements (as defined in the ANPP Participation Agreement), in addition to the Trust Agreement for Title USA Company of Arizona Trust 530, consisting of leases, licenses, easements, and permits, which provide land and land rights for (a) the pipeline to supply waste water effluent to PVNGS from the 91st Avenue sewage treatment plant serving the Phoenix Metropolitan area and (b) railroad access to the Nuclear Plant Site (as defined in the ANPP Participation Agreement).





                                       -3-

6091. CHASEUl LEASE. 47:1

                                   SCHEDULE 5
                                       to
                                 FACILITY LEASE


                     UNDIVIDED INTEREST DESCRIPTION


                  The Undivided Interest is a (i) 1.700000% undivided interest in and to the property described under A below and (ii) a .566667% undivided interest in and to the property described in B below

                  A. Unit 1 of the Palo Verde Nuclear Generating Station (PVNGS), located in Maricopa County, Arizona, approximately 55 miles west of the City of Phoenix, Arizona, and approximately 16 miles west of the City of Buckeye, Arizona, consisting of:

I. Unit 1 Combustion Engineering "System 80" pressurized water reactor nuclear steam supply system (the NSSS) . The NSSS is comprised of a reactor vessel containing 241 fuel assemblies with approximately 100 tons of enriched uranium (fuel assemblies, however, are not part of Unit 1 and are not included in the Undivided Interest being sold), two steam generators, four reactor coolant pumps and various additional systems and subsystems. The licensed thermal rating of the NSSS is 3800 MW.

II.   Unit  1  GE  TC6F-43,   1800  RPM   tandem-compound,   six  flow,   reheat
turbine-generator including turbine, generator, moisture separator-reheater, exciter, controls, and auxiliary subsystems. The turbine-generator is conductor cooled and rated at 1,554 MVA at 24,000 V, 3 phase, 60 Hz, 1.5 in Hg ABS back pressure, and approximately 1,363 MW maximum gross electric output.

III.  Unit  1  146  ft.  inside  diameter,  steel-lined,   prestressed  concrete
cylindrical containment building with a hemispherical dome designed for 60 psig. The containment building houses the reactor system.



6091.CHASEUl.LEASE.47:1

IV. Unit 1 auxiliary systems and equipment including engineered safeguards systems, reactor auxiliary systems and turbine-generator auxiliary systems associated with items I, II, and III above, extending to and including the Unit 1 start-up transformer.

V. Unit 1 cooling tower system consisting of three (3) mechanical draft cooling towers, including a closed cycle circulating water system, make-up water systems and essential spray ponds.

VI. Unit 1 radioactive waste treatment system,  including liquid,  gaseous,  and
solid  waste  subsystems,  controls,  instrumentation,   storage,  handling  and
shipment facilities.

VII. Unit 1 emergency diesel-generator system, including a diesel-generator building which contains two diesel generators, fuel oil systems, storage tanks, control and instrumentation systems and other equipment.

VIII.   Unit   1   internal   communication   systems,    including   associated
interconnections and computer data links.

BUT EXCLUDING:

        I.          Nuclear fuel for Unit 1, includinq spare fuel assemblies.

        II.         Spare Parts (Unit 1)

        III. Transmission facilities (including any and all facilities and equipment providing interconnection between the Unit 1 turbine generator and the ANPP High Voltage Switchyard, including step-up transformers and standby equipment and systems).

6O91.CHASEUl. LEASE. 47:1

IV.   Oil and diesel fuel inventories (Unit 1).                         =2219
                                                                        =(2219)
B.    All PVNGS common facilities, INCLUDING BUT NOT LIMITED
      TO:                                                               =2221
                                                                        =(2221)
I.    Surveillance systems, including associated                        =2225
      radioactive monitoring systems and equipment.                     =2226
                                                                        =(2226)
II.   Water treatment facilitaies and transport systems for supply      =2228
      of waste water effluent.                                          =2229
                                                                        =(2229)
III.  Warehouse and related storage facilities                          =2231
      and equipment.                                                    =(2231)
      BUT EXCLUDING:
I.    Nuclear fuel, including spare fuel                                =2236
      assemblies.                                                       =(2236)
II.   All transmission and ANPP High Voltage Switchyard                 =2238
      facilities.                                                       =(2238)
III.  Adminstration Building.                                           =2240

IV.   Adminstration Annex Builidng.                                     =2242

V.    Technical Support Center.                                         =2244

VI.   Visitor Center.                                                   =2246

VII.  External communication systems and equipment,                     =2248
      including associated interconnections and computer                =2249
      data links.                                                       =(2249)

VIII. Parking lot improvements, road improvemnts, fencing               =2251
      and dikes.                                                        =2252

IX.   Spare parts (common facilities).                                  =2254

X.    Simulator.                                                        =2256

XI.   Oil and diesel fuel inventories.                                  =2258

XII.  Real property, beneficial interest in Title USA Company of        =2260
      Arizona Trust No. 530, and Project Agreement interests            =2261
      described in Schedule 4.

6091.CHASEU1.LEASE.47:1

When Recorded, Return to: Greg R. Nielsen, Esq.
                          Snell & Wilmer
                          3100 Valley Bank Center
                          Phoenix, Arizona 85073

        CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 1 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY
INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 15, 1986. THIS AMENDMENT NO.1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

      THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO.1

                            Dated as of April 8, 1987
                                       to

                             FACILITY LEASE (Unit 1)
                          Dated as of December 15, 1986

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
                        not in its individual capacity ,a
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                              of December 15, 1986,
                           with Chase Manhattan Realty
                              Leasing Corporation,

                                     Lessor
                                       and
                      PUBLIC SERVICE COMPANY OF NEW MEXICO,
                                     Lessee

================================================================================

             Original Facility Lease Recorded on DECEMBER 17, 1986,
                as Instrument No. 86-695925, in Maricopa County
                               Recorder's Office.

================================================================================
6091 CHASEU1 LEASE 204:1

                  AMENDMENT NO. 1, dated as of April 8, 1987 (Amendment No. 1), to the Facility Lease dated as of December 15, 1986, between THE FIRST NATIONAL BANK or BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 15, 1986, with chase Manhattan Realty Leasing Corporation, a New York corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                                   WITNESSETH:


                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 15, 1986 (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease as set forth in section 2 hereof; and

                  WHEREAS, the Indenture Trustee has consented to this Amendment No. 1 pursuant to the Request, Instruction and Consent effective on April 8, 1987;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such ante in Appendix A to the Facility Lease.

6091.CHASEEU1.LEASE.204:1

                  SECTION 2. Amendments.

                  (a)A new section 8(g) of the Facility Lease is inserted therein, to read in its entirety as follows:

                  "(g) Useful Life. If the Lessee shall not theretofore have exercised its option under section 13 to purchase the Undivided Interest and the Real Property Interest, then (i) if the Lessee shall not theretofore have exercised its option to renew the Lease pursuant to
        Section 12, on January 15, 2014, the Lessee shall initiate the Appraisal Procedure to determine the remaining Economic Useful Life of Unit 1 as of July 15, 2014 and (ii) an the Rent Payment Date occurring one year prior to the end of the Renewal Term, if any, the Lessee shall initiate the Appraisal Procedure to determine the remaining Economic Useful Life of Unit 1 as of the date six months prior to the end of the Renewal Term. The Lessee and the Lessor agree to use their best efforts to ensure that such determination of remaining economic useful life is made no later than July 15, 2014 (in the case of the first such determination) and six months prior to the end of the Renewal Term (in the case of the second such determination)

                  (b) section l5(iv) of the Facility Lease is hereby amended to read in its entirety as follows:

                  "(iv) (1) the Lessee shall fail to per-form its agreements set forth in section 5(a) hereof or (2) the remaining Economic Useful Life of Unit 1, as determined under Section e(g) if required thereby to be so determined, shall be (x) as of the date six months prior to the end of the Basic Lease Term, less than five and one-half years or (y) as of the date six months prior to the end of the Renewal Term, three and one-half years; or"






                                       -2-
6091.CHASEU1.LEASE.204:1

                  (C) section 16(a) (vii) of the Facility Lease is hereby amended to read in its entirety as follows:

                 "(vii) in the case of an Event of Default.  specified in clause
                 (iv) of section 15, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be (A) in the case of an Event of Default specified in subclause (1) of said clause (IV), not earlier than the date 30 days after the last Basic Rent Payment Date of the Lease Term, and (B), in the case of an Event of Default specified in subclause (2) of said clause (iv), the last Basic Rent Payment Date of the Lease Term, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such payment date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due through such last Basic Rent Payment Date plus an amount (not less than zero) equal to the Fair Market Sales Value (determined without regard to the obligation of the Lessee under Section 1o(b)(3)(xi) of the Participation Agreement) of the undivided Interest and the Real Property Interest (determined on the basis of the actual condition of Unit 1) determined as of such last Basic Rent Payment Date (together with interest on such amount at the interest rate specified in section 3(b) (iii) from such last Basic Rent Payment Date to the date of actual payment) and upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment) Transfer to the Lessee the Undivided Interest and the Real Property Interest); provided, however, that a the Lessor may not exercise the foregoing I. remedy if the Lessor shall have failed to Transfer the Undivided Interest and the Real Property Interest to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest cash bid on or before the date on which such Event of Default arose excluding, however, any such cash bid which the Lessor or the Owner Participant determines was not submitted in good


                                    -3-





6091.CHASEU1.LEASE.204.1
        faith, or as to which the bidder fails to certify to the Lessor such information as the Lessor or Owner Participant may reasonably request in order to determine whether or not such bid was submitted in good faith (and the Lessor agrees that it will, if and to the extent so requested by the Lessee on or after the date 90 days preceding such last Basic Rent Payment Date, use reasonable efforts Cat the expense of the Lessee) for a period ending on the day 90 days after such last Basic Rent Payment Date, to find a Person willing to submit such cash bid: provided, however, that the failure of the Lessor to do so shall not relieve the Lessee of its obligations under this clause (vii))."

                  (d) A new definition is hereby added to Appendix A to the Facility Lease, to read in its entirety as follows:

                  "Decommissioning shall mean the decommissioning and retirement from service of Unit 1, and the related possession, maintenance and disposal of radioactive material used in or produced incident to the possession and operation of Unit 1, including, without limitation, (i) placement and maintenance of Unit 1 in a state of protective storage,
        (ii) in-place entombment and maintenance of Unit 1, (iii) dismantlement of Unit 1, (iv) any other form of decommissioning and retirement from service required by or acceptable to the NRC and (v) all activities undertaken incident to the implementation thereof and to the obtaining of NRC authority therefor, including, without limitation, maintenance, storage, custody, removal, decontamination, and disposition of materials, equipment and fixtures, razing of Unit 1, removal and disposition of debris from the PVNGS Site, and restoration of the PVNGS Site related to Unit 1 for unrestricted use."

                  (e) A new definition is hereby added to Appendix A to the Facility Lease, to read in its entirety as follows:




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


                  "Decommissioning Costs shall mean all costs, liabilities and expenses relating or allocable to, or incurred in connection with, the Decommissioning of Unit 1, including, without limitation, (i) any and all costs of activities undertaken to terminate NRC licensing authority and requirements to own, operate and possess Unit 1 and to possess radioactive material used in or produced incident to the possession and operation of Unit 1) and (ii) any and all costs of activities undertaken, prior to termination of all NRC licensing authority and requirements with respect to Unit 1 and the radioactive material used in or produced incident to the possession and operation of Unit 1, to possess, maintain, and dispose of radioactive material used in or produced incident to the possession and operation of Unit 1."

                  (f) A new definition is hereby added Appendix A to the Facility Lease, to read in entirety as follows:

                  "Economic Useful Life shall mean that period (commencing on the date as of which the determination of Economic Useful Life is to be made as provided in section 8(g) of the Facility Lease and ending on the date upon which either of the states of affairs described in clauses (i) and (ii) below ceases to apply, or can reasonably be expected to cease to apply, to Unit 1) during which (i) Unit 1 will be useful to, and usable by, any owner or lessee thereof as a facility for the generation of electric power and (ii) Unit I is an economic and commercially practical facility for the generation of electric power capable of producing (after taking into account costs of capital) a reasonable economic return to the owner thereof. For the purposes of determinations under clauses (i) and, (ii) above, the following factors, among others, shall be taken into account (as such factors obtain on the date of determination and as such factors are reasonably expected to obtain in




                                       -5-




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

the future): (a) provisions of the Project Agreements (including, without limitation, the ANPP Participation Agreement and the Material Project Agreements (or substitutes for such Material Project Agreements in effect on the date of determination)); (b) the actual condition and performance of Unit 17 (c) the actual condition and performance of such other facilities constituting PVNGS (including, without limitation, the Common Facilities) as are integral to the operation of Unit 1; (d) the actual condition of, and access of the ANPP Participants to, the ANPP switchyard and such other transmission facilities as are available and necessary to permit the transmission of the maximum amount of power generated by PVNGS; (e) the cost of obtaining, handling, storing and disposing of nuclear fuel for Unit 17 (f) the projected cost (including, without limitation, costs attributable to obligations to fund any reserve fund maintained (or funded) by licensed owners and/or lessees of Unit 1 to the extent dedicated to (or attributable to and freely available with respect to) Unit 1 (the Unit 1 Fund)) or the Decommissioning or retirement from service of Unit 1 including without limitation, Decommissioning Costs (taking into account the balance (plus projected investment earnings thereon) of the Unit 1 Fund) ; (g) the cost of Capital Improvements to Unit 1 then planned to be a made, or reasonably expected to be made; (h) the cost of acquiring or leasing the Unit 1 Retained Assets; (i) the current status of all Governmental Action with respect to Unit 1 (including, without limitation, the License) required to permit licensed owners and/or lessees to possess and (in the case of then Operating Agent) to operate Unit 1 and such other facilities constituting PVNGS (including, without limitation, the Common Facilities) as are integral to the operation of Unit 1; and (j) the relative cost of producing an amount of electric power and energy equivalent to the generating capacity of Unit 1 from other facilities then available in the region serviced, or reasonably expected to be serviced, by PVNGS."



                                       -6-
6091.CHASEU1.LEASE.204:1

                  (e) Paragraph (B) (a) of the definition of "Acceptable Change" set forth in Appendix A to the Facility Lease is hereby amended to read in its entirety as follows:

                  "(a) the amount payable by all licensees of a single nuclear facility in respect of such facility in any one year and with respect to any one "nuclear incident" under any deferred premium or similar plan required by Applicable Law shall not exceed $36 million (subject to adjustment as provided in subclause (V) of the preceding clause (b))."



                  SECTION 3. Miscellaneous.

                  (a) Effective Date of Amendments.  The amendments set forth in
Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

                  (b) Counterpart Execution. This Amendment No. 1 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

                  (c) Governing raw. This Amendment No. 1 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

                  (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chase Manhattan Realty Leasing Corporation, a New York corporation. The address of the beneficiary is One Chase Manhattan Plaza, New York, New York 10081. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.




                                       -7-





6091.CHASEU1.LEASE.204:1

                  (e) Amendment No. 1. The single executed original of this Amendment No. 1 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "original" of this Amendment No. 1. To the extent that this Amendment No. 1 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 1 may be created or continued through the transfer or possession of any counterpart other than the "original".



                                       -8-

6091.CHASEU1.LEASE.204:1

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                       THE FIRST NATIONAL BANK OF BOSTON, not in
                                         its individual capacity,  but solely as
                                         Owner Trustee under a Trust  Agreement,
                                         dated as of  December  15,  1986,  with
                                         Chase    Manhattan    Realty    Leasing
                                         Corporation


                                       By
                                          -----------------------------------
                                                  Assistant Cashier


                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       By
                                          -----------------------------------
                                                 Vice President and
                                                Corporate Controller

                                       -8-

6091.CHASEUl.LEASE.204:l

                  IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment No. 1 to Facility Lease to be duly executed by an officer thereunto duly authorized.


                                       THE FIRST NATIONAL BANK OF BOSTON, not in
                                         its individual capacity,  but solely as
                                         Owner Trustee under a Trust  Agreement,
                                         dated as of  December  15,  1986,  with
                                         Chase    Manhattan    Realty    Leasing
                                         Corporation


                                       By
                                           ---------------------------------
                                                  Assistant Cashier

                                       PUBLIC SERVICE COMPANY OF
                                       NEW MEXICO

                                       By
                                           ---------------------------------
                                                  Vice President and
                                                 Corporate Controller



                                       -9-

6091.CHASEU1.LEASE.204:1

State of New York     )
                      )ss:
County or Bernalillo  )



                  The foregoing instrument was acknowledged before me this 8th day of April, 1987, by B.D. Lackey, the Vice President and Corporate Controller of Public Service Company of New Mexico, a New Mexico corporation, on behalf of the corporation.




                                                 -----------------------------
                                                      Notary Public

Commonwealth of Massachusetts  )
                               )ss:
County of Suffolk              )

                The foregoing instrument was acknowledged before me this 8th day of April, 1987, by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON,THE FIRST NATIONAL BANK, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of December 15, 1986 with Chase Manhattan Realty Leasing Corporation.



                                                      /s/ Carol Malley
                                                 -----------------------------
                                                         Notary Public


                                                    CAROL MALLEY
                                                    Notary Public
                                        My Commission Expires January 28, 1994





6091.CHASEU1.LEASE.204:1